UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a‑12

REVOLVE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REVOLVE GROUP, INC.
12889 Moore Street

Cerritos, California 90703

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held at 11:00 a.m. Pacific Time on Friday, June 7, 2024

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2024 annual meeting of stockholders of Revolve Group, Inc., or REVOLVE, to be held on Friday, June 7, 2024 at 11:00 a.m. Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/RVLV, where you will be able to register in advance to access and listen to the meeting live, submit questions and vote online.

We are holding the annual meeting, as more fully described in the accompanying proxy statement, to act upon the following matters:

•
to elect as directors the five nominees named in the accompanying proxy statement;
•
to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our current fiscal year ending December 31, 2024;
•
to approve, on a non-binding advisory basis, the compensation of our named executive officers;
•
to approve an amendment to our certificate of incorporation to limit the liability of certain officers of the company in specific circumstances as permitted by Delaware law; and
•
to transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

The proxy statement to which this notice is attached includes a copy of the proposed amendment to our certificate of incorporation to limit the liability of certain officers in the description of proposal 4. Such language is considered attached to this notice.

Our board of directors has fixed the close of business on April 12, 2024 as the record date for the annual meeting. Only stockholders of record as of the close of business on April 12, 2024 are entitled to notice of and to vote at the annual meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to Be Held on Friday, June 7, 2024. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access our proxy statement for our annual meeting and our annual report to stockholders over the Internet. The Notice provides instructions on how to vote and includes instructions on how to receive a copy of our proxy materials and annual report by mail or e-mail. The Notice, our proxy statement and our annual report to stockholders can be accessed directly at the following Internet address: www.proxydocs.com/RVLV, using the control number located on the Notice or, if you requested to receive a printed copy of the proxy materials, your accompanying proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the annual meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the annual meeting and to vote your shares at the annual meeting.

We appreciate your continued support of REVOLVE.

By order of the Board of Directors,

Mike Karanikolas Co-Founder and Co-Chief Executive Officer	Michael Mente Co-Founder and Co-Chief Executive Officer
Cerritos, California April 26, 2024

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

i

REVOLVE GROUP, INC.

PROXY STATEMENT

FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

to be held on Friday, June 7, 2024 at 11:00 a.m. Pacific Time

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2024 annual meeting of stockholders of Revolve Group, Inc., or REVOLVE, a Delaware corporation, and any postponements, adjournments or continuations thereof. The annual meeting will be held on Friday, June 7, 2024 at 11:00 a.m. Pacific Time. The annual meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.proxydocs.com/RVLV, where you will be able to register in advance to access and listen to the meeting live, submit questions and vote online during the meeting.

The Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy and our annual report, is first being sent or given on or about April 26, 2024 to all stockholders of record as of the close of business on April 12, 2024. The proxy materials and our annual report can be accessed as of April 26, 2024 by visiting www.proxydocs.com/RVLV. If you receive a Notice, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice.

What proposals will be voted on at the annual meeting?

The following proposals will be voted on at the annual meeting:

•
the election of the directors named in this proxy statement, each to serve until our 2025 annual meeting of stockholders or until their successors are duly elected and qualified;
•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•
the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•
the approval of an amendment to our certificate of incorporation to limit the liability of certain officers of the company in specific circumstances as permitted by Delaware law.

As of the date of this proxy statement, our management and board of directors were not aware of any other matters to be presented at the annual meeting.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends that you vote your shares:

•
“FOR” the election of each director nominee named in this proxy statement;
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•
“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•
“FOR” the amendment to our certificate of incorporation to limit the liability of certain officers of the company in specific circumstances as permitted by Delaware law.

Who is entitled to vote at the annual meeting?

Holders of our Class A common stock and Class B common stock as of the close of business on April 12, 2024, the record date for the annual meeting, may vote at the annual meeting. As of the record date, there were 38,220,393 shares of our Class A common stock outstanding and 32,597,119 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each matter properly brought before the annual meeting and each share of Class B common stock is entitled to ten votes on each matter properly brought before the annual meeting. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our common stock.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, then you are considered the stockholder of record with respect to those shares and the Notice was sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the annual meeting. We have enclosed a proxy card for you to use. Throughout this proxy statement, we refer to these holders as “stockholders of record.”

Street Name Stockholders

If your shares are held in a brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of shares held in street name and the Notice was forwarded to you by your broker, bank or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions that your broker, bank or other nominee sent to you. Throughout this proxy statement, we refer to these holders as “street name stockholders.”

Can our co-founders and co-chief executive officers determine the outcome of the proposals?

Yes. Each share of our Class A common stock is entitled to one vote per share and each share of our Class B common stock is entitled to ten votes per share. As of the record date, Messrs. Karanikolas and Mente, and MMMK Development, Inc., or MMMK Development, an entity controlled by Messrs. Karanikolas and Mente, collectively controlled approximately 90% of the voting power of our outstanding common stock and therefore will be able to determine the outcome of all matters submitted to our stockholders for approval at the annual meeting. See the section titled “Security Ownership of Certain Beneficial Owners and Management.”

Is there a list of registered stockholders entitled to vote at the annual meeting?

A list of registered stockholders entitled to vote at the annual meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of ten days ending on the day before the meeting between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time at our principal executive offices located at 12889 Moore Street, Cerritos, California 90703 by contacting our corporate secretary.

How many votes are needed for approval of each proposal?

Proposal No. 1: Election of Directors

Each director is elected by a plurality of the voting power of the shares present virtually or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of each of the director nominees named herein or (2) WITHHOLD authority to vote for each such director nominee. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non‑vote, will have no effect on the outcome of the election.

Proposal No. 2: Ratification of the Appointment of KPMG LLP

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote on such proposal. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 3: Advisory Vote on the Compensation of Our Named Executive Officers

The approval, on a non-binding advisory basis, of our named executive officer compensation requires the affirmative vote of a majority of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote on such proposal. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this vote is advisory only, it will not be binding on us or on our board of directors. Our board of directors and our compensation committee will consider the outcome of the vote when determining the compensation of our named executive officers.

Proposal No. 4: Amendment of our Certificate of Incorporation

The amendment of our certificate of incorporation requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock entitled to vote on such proposal, voting together as a single class. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the same effect as votes AGAINST this proposal.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, virtually or by proxy, of holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote will constitute a quorum to transact business at the annual meeting. Abstentions, choosing to withhold authority to vote and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. Whether or not a quorum is present, the chairperson of the meeting may adjourn the meeting to another time or place.

How do I vote and what are the voting deadlines?

Stockholders of Record

If you are a stockholder of record, you may vote in one of the following ways:

•
by Internet at www.proxypush.com/RVLV, 24 hours a day, seven days a week, until the annual meeting has concluded (have the Notice or proxy card in hand when you visit the website);
•
by toll-free telephone at 866-390-6279, 24 hours a day, seven days a week, until the annual meeting has concluded (have the Notice or proxy card in hand when you call);
•
by completing, signing and mailing your proxy card (if you received printed proxy materials), which must be received prior to the annual meeting; or
•
by attending the annual meeting virtually by visiting www.proxydocs.com/RVLV, where you may vote during the meeting (have the Notice or proxy card in hand when you visit the website).

Submitting your proxy by Internet, by telephone or by mail will in no way limit your right to vote at the annual meeting if you later decide to attend virtually. Even if you currently plan to virtually attend the annual meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the annual meeting.

In order to virtually attend the annual meeting, you must first register at www.proxydocs.com/RVLV at least 15 minutes prior to the start of the annual meeting. Upon completing your registration, you will receive further instructions via e-mail, including a unique link that will allow you to access the annual meeting and submit questions.

Street Name Stockholders

If you are a street name stockholder, then you will receive voting instructions from your broker, bank or other nominee. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or the Notice indicates that you may vote your shares through the www.proxydocs.com/RVLV website, then you may vote those shares at the annual meeting with the control number indicated on that voting instruction form or the Notice. Otherwise, you may not vote your shares at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholders of Record

If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each director nominee named in this proxy statement;
•
“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;
•
“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•
“FOR” the amendment to our certificate of incorporation to limit the liability of certain officers of the company in specific circumstances as permitted by Delaware law.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Street Name Stockholders

Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole routine matter: the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Your broker, bank or other nominee will not have discretion to vote on any other proposals, which are considered non‑routine matters, absent direction from you. In the event that your broker, bank or other nominee votes your shares on our sole routine matter, but is not able to vote your shares on the non‑routine matters, then those shares will be treated as broker non‑votes with respect to the non‑routine proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your shares are counted on each of the proposals.

Can I change my vote or revoke my proxy after I return my proxy card?

Stockholders of Record

If you are a stockholder of record, you can change your vote or revoke your proxy before the annual meeting by:

•
entering a new vote by Internet or telephone (subject to the applicable deadlines for each method as set forth above);
•
completing and returning a later‑dated proxy card, which must be received prior to the annual meeting;
•
delivering a written notice of revocation to our corporate secretary at Revolve Group, Inc., Attention: Corporate Secretary, 12889 Moore Street, Cerritos, California 90703, which must be received prior to the annual meeting; or
•
virtually attending and voting at the annual meeting (although attendance at the annual meeting will not, by itself, revoke a proxy).

Street Name Stockholders

If you are a street name stockholder, then your broker, bank or other nominee can provide you with instructions on how to change your vote or revoke your proxy.

What do I need to do to attend the annual meeting?

We will be hosting the annual meeting via live audio webcast only. The live audio webcast of the annual meeting will be available for listening by the general public, but participation in the annual meeting, including voting shares and submitting questions, will be limited to stockholders.

Stockholders of Record

If you were a stockholder of record as of the record date, then you may attend the annual meeting virtually and will be able to submit your questions during the meeting and vote your shares electronically during the meeting by registering at www.proxydocs.com/RVLV. To attend and participate in the annual meeting, you will need the control number included on the Notice or proxy card. If you lose your control number, you may join the annual meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the record date. The annual meeting live audio webcast will begin promptly at 11:00 a.m. Pacific Time on Friday, June 7, 2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time and you should allow ample time for the check-in procedures.

Street Name Stockholders

If you were a street name stockholder as of the record date and your voting instruction form or the Notice indicates that you may vote your shares through the www.proxydocs.com/RVLV website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or the Notice. Otherwise, street name stockholders should contact their bank, broker or other nominee and obtain a legal proxy in order to be able to attend and participate in the annual meeting.

Can I ask questions at the annual meeting?

You may submit questions via the Internet during the annual meeting by participating in the webcast by registering at www.proxydocs.com/RVLV. We will answer timely submitted questions on a matter to be voted on at the annual meeting before voting is closed on the matter. Following adjournment of the formal business of the annual meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions received during the annual meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data privacy protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition.

As noted above, if you lose your control number, you may join the annual meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business as of the record date.

How can I get help if I have trouble checking in or listening to the annual meeting online?

If you encounter difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be provided in the instructional e-mail you will receive after registering for the virtual annual meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Jodi Lumsdaine Chapin, our general counsel and corporate secretary, and Jesse Timmermans, our chief financial officer, and each of them, with full power of substitution and re-substitution, have been designated as proxy holders for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above. If any other matters are properly brought before the annual meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the annual meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Who will count the votes?

Jodi Lumsdaine Chapin, our general counsel and corporate secretary, and Jesse Timmermans, our chief financial officer, will tabulate the votes and act as inspectors of election.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within REVOLVE or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

How can I contact REVOLVE’s transfer agent?

You may contact our transfer agent, Equiniti Trust Company, by telephone at 800-468-9716, or by writing Equiniti Trust Company at EQ Shareowner Services, PO Box 64874, St. Paul, Minnesota 55164-0874. You may also access instructions with respect to certain stockholder matters (such as a change in your address) via the Internet at www.shareowneronline.com.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communications or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

Where can I find the voting results of the annual meeting?

We will disclose voting results on a Current Report on Form 8‑K that we will file with the U.S. Securities and Exchange Commission, or SEC, within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8‑K, we will file a Form 8‑K to publish preliminary results and will provide the final results in an amendment to the Form 8‑K as soon as they become available.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. We believe that this process expedites stockholders’ receipt of the proxy materials, lowers the costs of the annual meeting and helps conserve natural resources. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and our annual report and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings. We may, at our discretion, voluntarily choose to mail or deliver a paper copy of the proxy materials, including our proxy statement and annual report, to one or more stockholders.

Can I access the proxy statement and annual report on the Internet?

Yes. As noted above, we are furnishing our proxy materials to our stockholders via the Internet, except for those stockholders who have elected to receive paper copies. We highly recommend that you receive electronic delivery of our proxy statements, annual reports and other stockholder communications. This helps reduce the use of paper and reduces our printing, postage and other costs. If you have previously requested paper copies of such materials, you can elect to receive electronic copies when you vote on the Internet.

This proxy statement, the form of proxy card and our annual report are available at www.proxydocs.com/RVLV. If you are a stockholder of record who has requested to receive paper copies of the proxy materials and would like to access our future proxy statements and annual reports electronically instead of receiving paper copies in the mail, there are several ways to do this. You can mark the appropriate box on your proxy card or follow the instructions if you vote by telephone or the Internet. If you choose to access future proxy statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise us otherwise. If you have Internet access, we hope you make this choice.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed proxy materials?

If you receive more than one Notice of Internet Availability of Proxy Materials or more than one set of printed proxy materials, then your shares may be registered in more than one name or are registered in different accounts. Please follow the voting instructions on each Notice or each set of printed proxy materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder and we received only one copy of the Notice of Internet Availability of Proxy Materials or proxy statement and annual report. How may I obtain an additional copy of the Notice of Internet Availability of Proxy Materials or proxy statement and annual report?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if applicable, the proxy statement and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy statement and annual report, to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice or proxy statement and annual report, as applicable, you may contact us as follows:

Revolve Group, Inc.
Attention: Investor Relations
12889 Moore Street

Cerritos, California 90703

Tel: (562) 677-9513

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

Who should I contact if I have questions?

If you are a holder of our common stock through a brokerage account and you have any questions or need assistance in voting your shares, you should contact the broker or bank where you hold the account.

If you are a registered holder of our common stock and you have any questions or need assistance in voting your shares, please call our Investor Relations department at (562) 677-9513.

As an additional resource, the SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. UNDER NO CIRCUMSTANCES DOES THE DELIVERY OF THIS PROXY STATEMENT CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors, which is currently composed of six members. Marc Stolzman is not standing for reelection at the annual meeting. Mr. Stolzman has been a valuable member of our board of directors since 2018, including serving on our audit committee and compensation committee. Effective as of the end of Mr. Stolzman’s current term as director at the annual meeting, the size of our board of directors will be reduced to five members. Because we qualify as a “controlled company” under the corporate governance rules of the New York Stock Exchange, or NYSE, we are not required to comply with certain corporate governance standards. See the section of this proxy statement titled “Board of Directors and Corporate Governance—Controlled Company Exemption.” At each annual meeting of stockholders, directors will be elected for a one-year term.

Nominees for Director

The table below sets forth the names and certain other information for each of the nominees for election as a director as of April 26, 2024. Directors elected at the annual meeting will serve until our 2025 annual meeting of stockholders, or until their successors are duly elected and qualified.

Nominees	Age	Position
Michael “Mike” Karanikolas(1)	45	Co-Chief Executive Officer and Director
Michael Mente(2)	43	Co-Chief Executive Officer and Director
Melanie Cox(3)	64	Director
Jennifer Baxter Moser(4)	44	Director
Oana Ruxandra(5)	42	Director

(1)
Chairperson of the board of directors and chairperson of the nominating and corporate governance committee.
(2)
Member of the nominating and corporate governance committee.
(3)
Lead independent director, member of the audit committee and chairperson of the compensation committee.
(4)
Member of the audit committee and the compensation committee. Ms. Moser has been appointed as chairperson of the audit committee effective at the annual meeting.
(5)
Member of the audit committee and the compensation committee.

Michael (“Mike”) Karanikolas, our co-founder, has served as our co-chief executive officer and as a member of our board of directors since inception. Before founding REVOLVE in 2003, Mr. Karanikolas was a software engineer at NextStrat from 2000 until 2002. Mr. Karanikolas holds a B.S. in engineering from Virginia Tech University. We believe Mr. Karanikolas’s perspective, experience and institutional knowledge as our co-founder and co-chief executive officer qualify him to serve as director.

Michael Mente, our co-founder, has served as our co-chief executive officer and as a member of our board of directors since inception. Before founding REVOLVE in 2003, Mr. Mente was an analyst at NextStrat from 2001 until 2002. Mr. Mente holds a B.S. in business administration from the University of Southern California. We believe Mr. Mente’s perspective, experience and institutional knowledge as our co-founder and co-chief executive officer qualify him to serve as director.

Melanie Cox has served as a member of our board of directors since July 2020. Ms. Cox has served as the chief executive officer of Backcountry.com LLC since June 2020 and has also served on its board of directors since March 2020. From April 2017 until June 2020, and from April 2009 until April 2014, Ms. Cox served as founder and chief executive officer of MBC Consulting, where she advised private equity firms on retail strategy and diligence and also held interim chief executive officer roles at rue21, inc. and American Laser Skincare, LLC. From April 2014 through March 2017, Ms. Cox served as managing director at Versa Capital Management, a private equity firm, where she also served as chief executive officer on its behalf at Wet Seal, Inc. Each of rue21 and Wet Seal filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in May 2017 and February 2018, respectively. Prior to Versa Capital Management, Ms. Cox held executive-level positions at various companies and private equity firms, including scoop NYC, LLC, Gymboree Group, Inc., Urban Outfitters, Inc., Contempo Casuals, Inc., Clothestime Inc., Prentice Capital Management, LP and Cerberus Capital Management, L.P.. Ms. Cox currently serves on the board of directors of Duckhorn Portfolio, Inc., a producer of luxury wines listed on the NYSE. Ms. Cox completed coursework in American studies at the University of Texas at Austin. We believe Ms. Cox’s experience as a retail president and chief executive officer of multiple public and private companies as well as her experience in private equity qualify her to serve on our board of directors.

Jennifer Baxter Moser previously served as a member of our board of directors from June 2012 to July of 2020 and was reappointed to our board of directors in January 2024. From 2007 to 2013, Ms. Moser worked at TSG Consumer Partners from 2013 to 2023, served as a Managing Director at TSG Consumer Partners. From 2001 until 2005, she was a consultant at Bain and Company. She serves as a director of and advisor to of a number of privately held companies. Ms. Moser holds a B.A. in economics and communications from Stanford University and an M.B.A. from Harvard Business School. We believe Ms. Moser’s experience and institutional knowledge from serving as a director of public and private companies qualifies her to serve on our board of directors.

Oana Ruxandra is focused on reshaping the frameworks of the music industry to help cultivate fandom, community, experiences and ownership. In 2023, Ms. Ruxandra left Warner Music Group, or WMG, to pursue her own entrepreneurial build. Prior to this, she was chief digital officer and executive vice president of business development for WMG where she led strategy, partnerships and M&A-related activities. She previously served as executive vice president, new business channels – chief acquisition officer for WMG, among other roles at the company earlier in her career. From 2016 to 2018, she served as senior vice president of digital strategy and partnerships for Universal Music Group. Ms. Ruxandra began her career in the financial services industry, including experience as a portfolio manager at BlackRock. Ms. Ruxandra has been a consistent honoree on Billboard’s Power Players and Women in Music lists. She has also been recognized in Variety’s Power of Women and New Power in New York lists. Ms. Ruxandra received her M.B.A. in finance and management from The Wharton School at the University of Pennsylvania and her B.A. in economics and political science from Columbia University. We believe Ms. Ruxandra’s experience as an executive of multiple multinational recording conglomerates qualifies her to serve on our board of directors.

Vote Required

Each director is elected by a plurality of the voting power of the shares present virtually or represented by proxy at the annual meeting and entitled to vote on the election of directors. A plurality means that the nominees with the largest number of FOR votes are elected as directors. You may (1) vote FOR the election of each of the director nominees named herein or (2) WITHHOLD authority to vote for each such director nominee. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted FOR a particular nominee, whether as a result of choosing to WITHHOLD authority to vote or a broker non‑vote, will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Our Class A common stock is listed on the NYSE. Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of a listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his and her background, employment and affiliations, including family relationships, our board of directors has determined that, other than Messrs. Karanikolas and Mente, none of our directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the other directors is “independent” as that term is defined under the rules of the NYSE. Our board of directors also determined that each of Mss. Cox, Moser and Ruxandra and Mr. Stolzman (who is not standing for reelection) satisfy the independence standards for the committees on which they serve as established by applicable SEC rules and the rules of the NYSE. We qualify as a “controlled company” under the corporate governance rules of NYSE, which exempts us from the requirement that we have a nominating and corporate governance committee composed entirely of independent directors.

In making its independence determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our board of directors believes that having our co-chief executive officer Mike Karanikolas also serve as chairperson of the board, while having Ms. Cox serve as lead independent director, is the appropriate leadership structure for us at this point in our company’s development. We believe that this structure provides appropriate leadership and oversight of our company and facilitates effective functioning of both management and the board of directors. Our corporate governance guidelines are posted on our website at https://investors.revolve.com/governance/governance-documents.

Risk Management

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including legal, financial, operational, cybersecurity and strategic risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the management of our risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of our risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not affected the board of directors’ leadership structure.

Controlled Company Exemption

MMMK Development, an entity controlled by our co-founders and co-chief executive officers, controls a majority of the voting power represented by our common stock. As a result, we are a “controlled company” within the meaning of the corporate governance rules of NYSE. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. We intend to rely on the foregoing exemptions provided to controlled companies under the corporate governance rules of NYSE. Therefore, we do not have an entirely independent nominating and corporate governance committee and may not perform an annual performance evaluation of the nominating and corporate governance committee unless and until such time as we are required to do so. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. If we cease to be a “controlled company” and our shares continue to be listed on NYSE, we will be required to comply with these provisions within the applicable transition periods.

Board Meetings

During the fiscal year ended December 31, 2023, our board of directors held four meetings (including regularly scheduled and special meetings). No director attended fewer than 75% of the total number of meetings of the board of directors and the committees of which he or she was a member.

Although we do not have a formal policy regarding attendance by members of our board of directors at the annual meetings of stockholders, we encourage, but do not require, directors to attend. All of our directors who served at the time of last year’s annual meeting of stockholders attended such meeting.

Executive Sessions of Independent Directors

To encourage and enhance communication among independent directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the independent directors will meet in executive sessions without management directors or management present on a periodic basis. These executive sessions are chaired by Ms. Cox, our lead independent director.

Board Committees

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. Our board of directors may from time to time establish other committees.

Audit Committee

The members of our audit committee are Mss. Cox, Moser and Ruxandra and Mr. Stolzman (who is not standing for reelection), each of whom is a non-employee member of our board of directors. Our audit committee chairperson, Mr. Stolzman, is an audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the rules of the NYSE. Ms. Moser, who is also an audit committee financial expert and likewise possesses financial sophistication, has been appointed to serve as our audit committee chairperson effective at the annual meeting. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems.

Our audit committee:

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approves the hiring, discharging and compensation of our independent registered public accounting firm;
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oversees the work of our independent registered public accounting firm;
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reviews and evaluates the qualifications, independence and performance of the independent registered public accounting firm;

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approves engagements of the independent registered public accounting firm to render any audit or permissible non-audit services;
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reviews our consolidated financial statements and our critical accounting policies and estimates;
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reviews and discusses the scope and results of the audit with the independent registered public accounting firm and reviews, with management and the independent registered public accounting firm, our interim and annual operating results;
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reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
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oversees the design, implementation and performance of our internal audit function;
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reviews and discusses with management and our independent auditor the adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
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adopts and oversees procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
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reviews and discusses with management and our independent auditor our guidelines and policies to identify, monitor and address enterprise risks;
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reviews and discusses with management risks and exposures associated with cybersecurity, information security and privacy matters and the policies in place to address such risks;
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reviews, approves and monitors related party transactions; and
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reviews and approves our investment policy.

During 2023, our audit committee met four times. The audit committee also meets periodically with our outside auditors without management present, at such times as it deems appropriate. Our board of directors has adopted a written charter for the audit committee in compliance with the applicable rules of the SEC and the listing standards of the NYSE that is available on our website at https://investors.revolve.com/governance/governance-documents.

Compensation Committee

The members of our compensation committee are Mss. Cox, Moser and Ruxandra and Mr. Stolzman (who is not standing for reelection), each of whom is a non-employee member of our board of directors. Ms. Cox is the chairperson of our compensation committee. Our compensation committee oversees our compensation policies, plans and benefits programs.

Our compensation committee:

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reviews and approves or recommends policies, plans and programs relating to compensation and benefits of our officers and employees and ensures that they are consistent with our general compensation strategy;
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reviews and approves or recommends corporate goals and objectives relevant to the compensation of our executive officers;
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evaluates the performance of our executive officers in light of established goals and objectives;
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reviews and approves or recommends compensation of our executive officers based on its evaluations;
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establishes and administers annual and long-term incentive compensation plans for our executive officers and other senior executives;

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administers our equity inventive plans and the issuance of stock options and other equity awards under such plans;
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oversees regulatory compliance with respect to compensation matters affecting the company, in consultation with management; and
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approves or makes recommendations to our board of directors regarding the creation or revision of our clawback policy.

During 2023, our compensation committee met four times. Our board of directors has adopted a written charter for the compensation committee in compliance with the applicable rules of the SEC and the listing standards of the NYSE that is available on our website at https://investors.revolve.com/governance/governance-documents. Pursuant to its charter, the compensation committee may form subcommittees and delegate to such subcommittees any power and authority the compensation committee deems appropriate, excluding any power or authority required by law, regulation or listing standard to be exercised by the compensation committee as a whole.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Messrs. Karanikolas and Mente. Mr. Karanikolas is the chairperson of our nominating and corporate governance committee. Our nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors.

Our nominating and corporate governance committee:

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reviews and makes recommendations with regard to our certificate of incorporation, bylaws and corporate governance guidelines;
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administers procedures for stockholder communications with our board of directors;
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evaluates and makes recommendations regarding the organization and governance of the board of directors and its committees;
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assesses the performance of members of the board of directors and makes recommendations regarding committee and chairperson assignments;
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determines the relevant criteria, including any minimum or desired qualifications, for membership on our board of directors;
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establishes procedures for identifying, evaluating and submitting candidates, including candidates recommended by our stockholders, for election to our board of directors;
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identifies, reviews and recommends candidates, including candidates recommended by our stockholders, for election or appointment to our board of directors;
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oversees director orientation for new directors and continuing education for our directors;
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considers policies or practices regarding directors’ ownership of company securities; and
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evaluates and recommends compensation for non-employee directors.

During 2023, our nominating and corporate governance committee met one time and our board of directors otherwise fulfilled the responsibilities of the nominating and corporate governance committee during 2023. Our board of directors has adopted a written charter for the nominating and corporate governance committee in compliance with the applicable rules of the SEC and the listing standards of the NYSE that is available on our website at https://investors.revolve.com/governance/governance-documents.

Considerations in Evaluating Director Nominees

Our board of directors and our nominating and corporate governance committee regularly review the composition of the board of directors and use a variety of methods for identifying and evaluating potential directors whose perspectives, skills and experiences will enable them to make meaningful contributions to shaping the future of our company. In their evaluation of director candidates, they will consider the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors. Some of the qualifications that are considered include, without limitation, issues of character, professional ethics and integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience and competence in one’s field, the ability to exercise sound business judgment, length of service, understanding of our business, other commitments and the like. Other than the foregoing, there are no stated minimum criteria for director nominees.

Although the board of directors does not maintain a specific policy with respect to board diversity, the board of directors believes that the board should be a diverse body, and the nominating and corporate governance committee considers a broad range of perspectives, backgrounds and experiences. In making determinations regarding nominations of directors, the nominating and corporate governance committee may take into account the benefits of diverse viewpoints. The nominating and corporate governance committee considers these and other factors as it oversees the annual board of director and committee evaluations.

Stockholder Recommendations for Nominations to the Board of Directors

The nominating and corporate governance committee will consider candidates for directors recommended by stockholders so long as such recommendations comply with the certificate of incorporation and bylaws of our company and applicable laws, rules and regulations, including those promulgated by the SEC. The committee will evaluate such recommendations in accordance with its charter, our bylaws and the regular nominee criteria described above. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our corporate secretary in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our board of directors. The committee has discretion to decide which individuals to recommend for nomination as directors.

A stockholder of record can nominate a candidate directly for election to the board of directors by complying with the requirements and procedures in Section 2.4 of our bylaws. For additional information regarding stockholder nominations of director candidates, see the section of this proxy statement titled “Other Matters—Stockholder Proposals or Director Nominations for 2025 Annual Meeting.”

Stockholder and Interested Party Communications with the Board of Directors

Stockholders and interested parties wishing to communicate with a non-management member of our board of directors may do so by writing to such director and mailing the correspondence to: Revolve Group, Inc., Attention: Corporate Secretary, 12889 Moore Street, Cerritos, California 90703. All such communications will be forwarded to the appropriate committee of the board of directors, or if none is specified, to the chairperson of the board of directors.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address, among other items, the responsibilities of our directors, the structure and composition of our board of directors and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our co-chief executive officers, chief financial officer and other executive and senior financial officers. Our corporate governance guidelines and code of business conduct and ethics are available on our website at https://investors.revolve.com/governance/governance-documents. We will post amendments to our code of business conduct and ethics or waivers of our code of business conduct and ethics for directors and executive officers on the same website.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee are Mss. Cox, Moser and Ruxandra and Mr. Stolzman (who is not standing for reelection). None of the members of our compensation committee is a current or former officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Director Compensation

The compensation paid to Messrs. Karanikolas and Mente in respect of their employment in 2023 is included in the Summary Compensation Table in the section of this proxy statement titled “Executive Compensation Tables.” The following table provides information concerning compensation earned by our non-employee directors during 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Melanie Cox(1)	67,500	99,998	167,498
Jennifer Baxter Moser(2)	—	—	—
Oana Ruxandra(3)	62,500	99,998	162,498
Marc Stolzman(4)	70,000	99,998	169,998

(1) The amount reported in the “Fees Earned or Paid in Cash” column represents (a) an annual $50,000 retainer for board service, (b) an annual $7,500 retainer for audit committee service and (c) an annual $10,000 retainer for compensation committee (chairperson) service. The amount reported in the “Stock Awards” column represents the aggregate grant date fair value of stock awards granted in 2023. The amount has been computed in accordance with ASU No. 2016 09 “Compensation—Stock Compensation (Topic 718),” or ASC Topic 718. As of December 31, 2023, Ms. Cox held 6,329 shares of Class A common stock issuable upon the vesting of restricted stock units, which will vest the day prior to the annual meeting subject to her continued service as a non-employee director through the vesting date.

(2) Ms. Moser was reappointed to our board of directors on January 18, 2024 and did not serve as a director during 2023.

(3) The amount reported in the “Fees Earned or Paid in Cash” column represents (a) an annual $50,000 retainer for board service, (b) an annual $7,500 retainer for audit committee service and (c) an annual $5,000 retainer for compensation committee service. The amount reported in the “Stock Awards” column represents the aggregate grant date fair value of stock awards granted in 2023. The amount has been computed in accordance with ASC Topic 718. As of December 31, 2023, Ms. Ruxandra held 6,329 shares of Class A common stock issuable upon the vesting of restricted stock units, which will vest the day prior to the annual meeting subject to her continued service as a non-employee director through the vesting date.

(4) The amount reported in the “Fees Earned or Paid in Cash” column represents (a) an annual $50,000 retainer for board service, (b) an annual $15,000 retainer for audit committee (chairperson) service and (c) an annual $5,000 retainer for compensation committee service. The amount reported in the “Stock Awards” column represents the aggregate grant date fair value of stock awards granted in 2023. The amount has been computed in accordance with ASC Topic 718. As of December 31, 2023, Mr. Stolzman held 6,329 shares of Class A common stock issuable upon the vesting of restricted stock units, which will vest the day prior to the annual meeting subject to his continued service as a non-employee director through the vesting date. Mr. Stolzman is not standing for reelection at the annual meeting.

We reimburse directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at board or committee meetings.

Outside Director Compensation Policy

Our board of directors adopted an outside director compensation policy for all of our non-employee directors. This outside director compensation policy was developed in connection with our initial public offering in 2019, with input from Compensia, Inc., an independent compensation consultant, regarding practices and compensation level at comparable companies. It is designed to attract, retain and reward non-employee directors.

Cash Compensation

Under the outside director compensation policy, our non-employee directors will be eligible to receive annual cash compensation for service on our board of directors and committees of our board of directors as follows, subject to the limits in our 2019 Equity Incentive Plan, or the 2019 Plan:

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$50,000 for service as a non-employee director;
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$15,000 for service as chairperson of the audit committee;
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$7,500 for service as a member of the audit committee;
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$10,000 for service as chairperson of the compensation committee;
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$5,000 for service as a member of the compensation committee;

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$7,500 for service as chairperson of the nominating and corporate governance committee; and
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$3,750 for service as a member of the nominating and corporate governance committee.

All cash payments to non-employee directors will be paid quarterly in arrears on a pro-rated basis.

Equity Compensation

Initial Awards

Subject to the limits in our 2019 Plan, each person who first becomes a non-employee director (other than a person that ceases to be an employee of ours but remains a director of ours) on or following the effective date of the outside director compensation policy will be granted an initial award of restricted stock units covering a number of shares of our Class A common stock with a grant date value approximately equal to the grant date fair value described below, which grant will be effective on the first trading date on or after the date on which such person first becomes a non-employee director on or following the effective date of the outside director compensation policy, whether through election by our stockholders or appointment by our board of directors to fill a vacancy. The grant date fair value of each initial award will be either (1) $100,000 or (2) if the scheduled date of the next annual meeting of our stockholders that occurs following the grant of such initial award (or if the date of such annual meeting has not been scheduled, the one-year anniversary of the annual meeting of our stockholders that occurs before the date the initial award is granted) is within six months after the date the initial award is granted, $50,000. Each initial award will vest as to 100% of the restricted stock units on the earlier of (1) the one-year anniversary of the date of grant of the initial award or (2) the day prior to the date of the next annual meeting of our stockholders that occurs following the grant of such initial award, in each case, subject to continued service as a non-employee director through the applicable vesting date.

Annual Awards

Subject to the limits in our 2019 Plan, each non-employee director will be automatically granted, on the date of each annual meeting of our stockholders following the effective date of the outside director compensation policy, an annual award of restricted stock units covering a number of shares of our Class A common stock with a grant date value of approximately $100,000, such grant subject to the non-employee director continuing in that capacity following the date of the annual meeting of our stockholders on which the annual award is granted. Each annual award will fully vest on the earlier of (1) the one-year anniversary of the date of grant of the annual award or (2) the day prior to the date of the next annual meeting of our stockholders that occurs following the grant of such annual award, in each case, subject to continued service as a non-employee director through the applicable vesting date.

In the event of a change in control, as defined in our 2019 Plan, each non-employee director’s outstanding company equity awards will become fully vested and exercisable (if applicable).

We also will continue to reimburse our outside directors for reasonable, customary and documented expenses incurred in connection with their service on the board of directors or any committee of the board of directors.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for our fiscal year ending December 31, 2024. KPMG LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2023.

At the annual meeting, we are asking our stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our audit committee is submitting the appointment of KPMG LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of KPMG LLP, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders. If our stockholders do not ratify the appointment of KPMG LLP, then our audit committee may reconsider the appointment. One or more representatives of KPMG LLP are expected to be present at the annual meeting, and they will have an opportunity to make a statement and are expected to be available to respond to appropriate questions from our stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The table below summarizes the fees billed by KPMG LLP for the fiscal years ended December 31, 2023 and 2022, inclusive of out-of-pocket expenses. All fees described below were pre-approved by the audit committee.

Fee Category	Year Ended December 31,
	2023	2022
Audit fees(1)	$1,177,000	$1,066,876
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	87,091	51,562
Total fees	$1,264,091	$1,118,438

(1) Audit fees consist of fees for professional services rendered in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements and consultations on accounting matters directly related to the audit.

(2) All other fees consist of fees related to consulting services on duty drawback claims.

Auditor Independence

In 2023, there were no other professional services provided by KPMG LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Pursuant to its charter, the audit committee must review and approve, in advance, the scope and plans for the audits and the audit fees and approve in advance (or, where permitted under the rules and regulations of the SEC, subsequently) all non-audit services to be performed by the independent auditor that are not otherwise prohibited by law and any associated fees. All fees paid to KPMG LLP for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our audit committee. The audit committee may delegate to one or more members of the committee the authority to pre-approve audit and permissible non-audit services, as long as this pre-approval is presented to the full committee at scheduled meetings.

Vote Required

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote on such proposal. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AUDIT COMMITTEE REPORT

The audit committee is a committee of the board of directors currently comprised of four directors, all of whom meet the independence requirements for audit committee members under the NYSE listing rules and the rules and regulations of the SEC. The audit committee operates under a written charter adopted by the board of directors. This written charter is reviewed annually for changes, as appropriate. With respect to our financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing our consolidated financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

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reviewed and discussed the audited consolidated financial statements with management and KPMG LLP;
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discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and the SEC; and
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received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with KPMG LLP its independence.

Based on the review and discussions noted above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10‑K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Marc Stolzman (Chairperson)*

Melanie Cox

Jennifer Baxter Moser

Oana Ruxandra

*Mr. Stolzman is not standing for reelection at the annual meeting. Ms. Moser has been appointed to serve as our audit committee chairperson effective at the annual meeting.

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent we specifically request that the information be treated as “soliciting material” or specifically incorporate it by reference.

PROPOSAL NO. 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act and in accordance with SEC rules, we are providing our stockholders with the opportunity to vote at the annual meeting on this non-binding advisory proposal regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”).

This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the policies and practices described in this proxy statement. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on us, the board of directors or the compensation committee. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.

For more information about the compensation that we paid to our named executive officers during the year ended December 31, 2023, please refer to the section of this proxy statement titled “Executive Compensation—Compensation Discussion and Analysis,” which we believe demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term stockholder value creation.

We are asking our stockholders to approve the compensation of our named executive officers as described in this proxy statement by voting in favor of the following non-binding resolution:

“RESOLVED, that the stockholders of Revolve Group, Inc. approve, on a non-binding advisory basis, the compensation of Revolve Group, Inc.’s named executive officers, as disclosed in Revolve Group, Inc.’s proxy statement for the 2024 annual meeting of stockholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and related narrative disclosures.”

Vote Required

The approval, on a non-binding advisory basis, of our named executive officer compensation requires the affirmative vote of a majority of the voting power of the shares present virtually or by proxy at the annual meeting and entitled to vote on such proposal. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Unless our board of directors modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay vote will be held at the 2025 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE SAY-ON-PAY APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL NO. 4

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

At the annual meeting, we are asking our stockholders to approve an amendment to our certificate of incorporation, or the charter, to provide for exculpation from liability for our officers for certain breaches of fiduciary duties, similar to the protections currently available for our directors, as permitted under Delaware law, as it may be amended from time to time.

Proposed Charter Amendment

The proposed charter amendment, marked to show the proposed changes, would amend Article VIII of the charter to read in its entirety as follows (insertions are shown in underlined italics):

“To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.”

Purpose of the Charter Amendment

Effective August 1, 2022, the State of Delaware, where we are incorporated, adopted amendments to Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL, to allow a Delaware corporation to exculpate its officers from personal liability for monetary damages for certain breaches of fiduciary duty as an officer. Prior to the DGCL amendment, Delaware corporations were permitted to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, stockholder plaintiffs have employed a tactic of bringing certain claims, which would otherwise be exculpated if brought against directors, against individual officers to avoid dismissal of such claims. The DGCL amendment was adopted to address inconsistent treatment between officers and directors and respond to rising litigation and insurance costs for Delaware companies and their stockholders.

Our board of directors desires to amend the charter to add provisions consistent with the DGCL including as it may be further amended and believes that the charter amendment, adding the authorized liability protection for certain officers, which is similar (but not identical) to the protection currently afforded our directors in the charter, is necessary to continue to attract and retain experienced and qualified officers and address rising litigation and insurance costs for Delaware companies and their stockholders. The charter amendment would allow for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the company itself or for derivative claims brought by stockholders in the name of the company. As is currently the case with directors under our charter, the charter amendment would not limit the liability of officers for any breach of the duty of loyalty to the company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

Effectiveness of the Charter Amendment

If the charter amendment is approved by the stockholders at the annual meeting, it will become effective upon the filing of the charter amendment with the Secretary of State of the State of Delaware. In accordance with the DGCL, however, our board of directors may elect to abandon the charter amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the charter amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the charter amendment.

Vote Required

The amendment to our charter requires the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the outstanding shares of stock entitled to vote on such proposal, voting together as a single class. You may vote FOR or AGAINST this proposal, or you may indicate that you wish to ABSTAIN from voting on this proposal. Abstentions and broker non-votes will have the same effect as votes AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with REVOLVE and other biographical information as of April 26, 2024 are set forth below. Executive officers are elected by our board of directors to hold office until their successors are duly elected and qualified. There are no family relationships among our directors or executive officers.

Name	Age	Position
Mike Karanikolas	45	Co-Chief Executive Officer and Director
Michael Mente	43	Co-Chief Executive Officer and Director
Jesse Timmermans	47	Chief Financial Officer

Mike Karanikolas. See the section of this proxy statement titled “Proposal No. 1—Election of Directors—Nominees for Director” for Mr. Karanikolas’s biographical information.

Michael Mente. See the section of this proxy statement titled “Proposal No. 1—Election of Directors—Nominees for Director” for Mr. Mente’s biographical information.

Jesse Timmermans has served as our chief financial officer since January 2017. Mr. Timmermans previously served as the chief financial officer of Jobalign from June 2014 to January 2017, and worked at Blue Nile from July 2004 until June 2014, most recently as the vice president of finance and controller. Mr. Timmermans holds a B.S. in accounting from Central Washington University.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis includes a detailed discussion of compensation for the following executive officers during the fiscal year ended December 31, 2023, who we refer to as our named executive officers:

•
Mike Karanikolas, our co-chief executive officer and director;
•
Michael Mente, our co-chief executive officer and director; and
•
Jesse Timmermans, our chief financial officer.

Executive Summary

Our company culture and team mirror the attributes of our core customer; we are socially engaged, digital-first, high-energy, results-driven and collaborative. We hire people who are passionate about fashion, technology, serving the customer and entrepreneurialism, and who are not burdened by conventional notions of traditional retail. We encourage creativity and constant improvement with a singular focus on the customer experience. We give our employees the opportunity to make an immediate contribution to our business, while maintaining our commitment to maximizing value over the long term.

Our approach to executive compensation reflects our goals of attracting and retaining the most dynamic, innovative and skilled talent in a highly competitive market as we continue to drive financial performance, build our brand, deliver a best-in-class customer experience and separate ourselves from the competition as the fashion destination for the next-generation consumer. To accomplish our goals, we strive to maintain a simple, fair and easy to understand executive compensation program that provides total compensation opportunities informed by our competitive market, but tailored to account for the specific needs and responsibilities of each position as well as the unique qualifications of each executive and his contributions to our business.

Compensation Philosophy

Our general compensation philosophy is to provide programs to attract, retain and motivate key employees who are critical to our long-term success and to tie a significant portion of their compensation to delivering business results. Our executive compensation program is designed with a mix of short-term and long-term components, and cash and equity elements in proportions that we believe provide appropriate incentives to retain and motivate our senior executives and management team and help to achieve success in our business. Our executive compensation program consists of three basic components:

•
a base salary that we believe is market competitive;
•
an annual, short-term incentive opportunity that we believe is designed to incentivize and reward achievement for our key annual goals; in 2023, this short-term incentive opportunity was payable 100% in performance-based restricted stock units, or PSUs; and
•
periodic grants of stock options subject to performance or long-term time-based vesting requirements, in order to promote retention and align the executive’s interest to those of our stockholders.

We endeavor to maintain compensation policies and practices that are consistent with sound governance standards. We believe it is important to provide competitive compensation packages and a high-quality work environment in order to hire, retain and motivate critical personnel, and we seek to ensure that our executive compensation program is consistent with our short-term and long-term goals given the nature of the market in which we compete for key personnel. The following policies and practices were in effect in 2023:

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At-Risk Pay – A significant portion of the compensation for our executive officers is “at-risk” based on our stock price performance.
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No Special Benefits – The members of our executive team are eligible to participate in broad-based company sponsored welfare benefits programs on the same basis as our other full-time, salaried employees.
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No Pension or Supplemental Retirement Plans – The members of our executive team are eligible to participate in our 401(k) plan, but we do not sponsor or otherwise maintain any pension or supplemental retirement plans.
•
No “Golden Parachute” Tax Reimbursements – We do not provide any tax reimbursement payments (including “gross ups”) on any tax liability that our executive officers might owe as a result of Section 280G or Section 4999 of the Internal Revenue Code of 1986, as amended, or the Code.
•
No Hedging or Pledging – Our insider trading policy prohibits our employees, including our executive officers from hedging any company securities and from certain types of pledging of company securities.

Summary of Compensation Decisions and Changes Made in 2023

In 2023, we made the following key compensation decisions with respect to our named executive officers:

•
made no changes to our named executive officers’ base salaries;
•
set annual bonus opportunities based on aggressive Net Sales Growth, Adjusted EBITDA Growth and/or Adjusted EBITDA goals that required focus and dedication of our entire team for achievement; the achieved portion was payable 100% in equity (in the form of PSUs that were granted at the time the bonus opportunities were set in March 2023); and
•
provided to Mr. Timmermans (1) a time-based stock option grant that vests over a five-year period and (2) a performance-based stock option grant that vests based on the achievement of Adjusted EBITDA goals that were more strenuous than the Adjusted EBITDA goals for our named executive officers’ annual bonus opportunities.

Our Compensation-Setting Process

At the beginning of each fiscal year, the compensation committee reviews our executive compensation program to assess whether the various elements of our program, as well as its compensation actions and decisions:

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are aligned with our compensation philosophy and objectives;
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provide appropriate short- and long-term incentives for our executive officers for achieving our corporate goals; and
•
are competitive with the compensation of executives in our compensation peer group and other companies with which we compete for talent.

Following this assessment, the compensation committee makes any necessary or appropriate modifications to our existing plans and arrangements or adopts new plans or arrangements.

In connection with its annual review of our executive compensation program, the compensation committee evaluates and establishes compensation opportunities for each of our named executive officers. The compensation committee does not use a single method or measure in setting or approving the compensation opportunities for each individual compensation element for our executive officers.

In setting compensation for our executive officers, the compensation committee considers one or more of the following factors:

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our performance against the financial and operational goals and objectives established by the compensation committee, and our financial performance relative to our peers;
•
each executive officer’s qualifications, knowledge, skills, experience and tenure relative to other similarly situated executives at the companies in our compensation peer group;
•
the scope of each executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group;
•
the past and expected future performance of the executive officer;
•
compensation parity among our executive officers;
•
the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data;
•
in the case of long-term incentive compensation, the value of any outstanding vested and unvested equity awards held by each of our executive officers, including the equity awards and other long-term incentive compensation opportunities granted to each executive officer in prior years; and
•
the recommendations provided by our co-chief executive officers with regard to the compensation of our executive officers as described below.

No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of compensation levels quantifiable. The compensation committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in approving compensation matters or developing its compensation recommendations for the approval of our board of directors. The members of the compensation committee consider all of this information and applies their business judgment in approving compensation matters and developing compensation recommendations for the approval of our board of directors.

Role of Compensation Committee

In 2023, our executive compensation program was administered by our compensation committee. The compensation committee has overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies and practices applicable to our co-chief executive officers and other named executive officers. In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes decisions that it believes further our philosophy or align with developments in best compensation practices, and considers the performance of our named executive officers when formulating recommendations or making decisions with respect to their compensation.

Role of Management

In discharging its responsibilities, the compensation committee works with members of our management team, including our co-chief executive officers. Our management team assists the compensation committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters. The compensation committee solicits and reviews recommendations and proposals from our management, including our co-chief executive officers, with respect to adjustments to cash compensation, equity compensation opportunities, program structures and other compensation-related matters for our executive officers (other than with respect to the executive officer’s own compensation).

The compensation committee reviews and discusses these recommendations and proposals with our co-chief executive officers and considers them as one factor in determining the compensation for our executive officers other than our co-chief executive officers. Our co-chief executive officers recuse themselves from all discussions and recommendations regarding their own compensation and are not present when their compensation is discussed.

Compensation Consultant

Under its charter, the compensation committee has the authority to retain the services of one or more executive compensation advisors, including compensation consultants and legal, accounting and other advisors, as it determines in its sole discretion to assist in the creation of our compensation plans and arrangements and related policies and practices. The compensation committee makes all determinations regarding the engagement, fees and services of these external advisors, and any such external advisor reports directly to the compensation committee.

The compensation committee periodically uses an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. For 2023, the compensation committee did not engage an external compensation consultant.

Competitive Market Position

As part of its deliberations, the compensation committee considers competitive market data and related analysis on executive compensation levels and practices. During the fourth quarter of 2020, the compensation committee reviewed comparative executive compensation data provided by the independent compensation consultant and identified our compensation peer group based generally on the selection criteria described below:

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publicly traded companies headquartered in the United States and traded on a major U.S. stock exchange;
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Internet and direct marketing retail and apparel retail;
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companies with similar revenues, within a range of approximately 0.5x to approximately 3.8x our then-current trailing four quarter revenue of approximately $587 million (approximately $292 million to approximately $2.23 billion);
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companies with similar market capitalization, within a range of approximately 0.25x to 12.2x our then-current market capitalization of approximately $1.65 billion (approximately $482 million to approximately $20.2 billion); and
•
certain other factors, such as total stockholder return, sales growth, EBITDA growth and/or market capitalization to revenue multiple.

The companies comprising our compensation peer group were as follows:

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2U
•
Buckle
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CarGurus
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Canada Goose Holdings
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Duluth Holdings
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e.l.f. Beauty
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Etsy
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Five Below
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Floor & Décor Holdings
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J. Jill Group
•
Lands’ End
•
National Vision Holdings
•
Oxford Industries
•
Quotient Technology
•
Stitch Fix
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Shutterstock
•
Yelp

We believe that peer group and other market comparisons are useful guidelines to measure the competitiveness of our compensation practices. The compensation committee has not adopted any formal benchmarking guidelines, but it generally uses market data as a reference point during the course of its deliberations. The compensation committee maintains discretion to set levels of executive compensation above or below peer levels based upon distinguishing factors such as our internal pay equity and compensation budget, individual performance and contribution to our company, an executive’s level of experience and responsibilities, and comparability of roles within other peer companies.

Say-on-Pay Vote on Executive Compensation

At our 2023 annual meeting, we held a “say-on-pay” vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, thereby giving our stockholders the opportunity to provide feedback on the compensation of our named executive officers as disclosed in the proxy statement for our 2023 annual meeting of stockholders. Approximately 99% of the votes cast in this say-on-pay vote expressed support for the compensation of our named executive officers. Following our 2023 annual meeting of stockholders, the compensation committee considered the overwhelming support from our stockholders while reviewing our named executive officers’ compensation program.

Elements of Executive Pay and 2023 Compensation

Our executive compensation program consists of three principal elements: base salary, an annual bonus opportunity and long-term equity compensation. Our executive officers also participate in several company-wide health and welfare benefit plans, which are consistent with the arrangements offered to our other employees. Finally, our executive officers are eligible to receive certain post-employment compensation arrangements.

We use these compensation elements to make up our executive compensation program because:

•
they allow us to effectively compete for highly qualified talent;
•
each element supports achievement of one or more of our compensation objectives; and
•
collectively, we believe these elements are effective means for motivating our executive officers.

We view these primary compensation elements as related, but distinct, components of our total compensation program. We do not believe that total compensation should be derived from a single element, but should be balanced in support of our overall compensation philosophy. Each of these compensation elements is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation program and a discussion of the amounts paid to our named executive officers in 2023 under each of these elements.

Base Salaries

Base salary represents the fixed portion of the compensation of our named executive officers and is an important element of compensation intended to attract and retain highly talented individuals.

The compensation committee reviews and determines adjustments to the base salaries for each of our named executive officers as part of its annual executive compensation review after considering the factors described above.

In March 2023, the compensation committee approved the annual base salaries for our named executive officers in the amounts set forth in the following table, effective as of February 26, 2023. No changes were made to our named executive officers’ annual base salaries.

Name	2023 Base Salary ($)
Mike Karanikolas	450,000
Michael Mente	450,000
Jesse Timmermans	486,000

Annual Bonuses

In 2023, Messrs. Karanikolas and Mente received bonus opportunities based on the achievement of an Adjusted EBITDA goal as described below; they did not participate in the “2023 Bonus Plan” as described below. Mr. Timmermans participated in our 2023 Bonus Plan, which was designed to motivate him and certain other key employees to drive “top line” growth (using a Net Sales Growth goal) as well as “bottom line” profitability (using an Adjusted EBITDA Growth goal), weighted equally.

Target Annual Bonus Opportunities

In 2023, the compensation committee reviewed the target annual bonus opportunities of our named executive officers, taking into consideration the recommendations of our co-chief executive officers with respect to Mr. Timmermans’s annual bonus opportunity and the other factors described above. Following this review, the compensation committee approved the 2023 target annual bonus opportunities in the amounts set forth in the table below.

As part of its approval of the 2023 target annual bonus opportunities, the compensation committee believed it would be appropriate to provide 100% of each named executive officer’s 2023 annual bonus opportunity in the form of PSUs in an effort to incentivize such officers to drive long-term growth and thus be rewarded through long-term stock price appreciation. In March 2023, the compensation committee approved the grant of the PSUs.

The total 2023 target annual bonus opportunity is set forth in the following table:

Name	Total 2023 Target Annual Bonus Opportunity ($)	2023 Target Annual Equity Bonus Opportunity (PSUs at Target) (#)(1)
Mike Karanikolas	500,000	18,642
Michael Mente	500,000	18,642
Jesse Timmermans	200,000	7,457

(1) The number of PSUs at target was determined by dividing the named executive officer’s total 2023 target annual bonus opportunity by the closing price of our Class A common stock on March 1, 2023, the date the PSUs were granted.

Each of Messrs. Karanikolas and Mente was eligible to earn 100% of his target annual bonus opportunity if we achieved Adjusted EBITDA of at least $55 million in the third and fourth quarters of 2023 and Adjusted EBITDA of at least $98 million in 2023.

Mr. Timmermans was eligible to earn from 0% up to 200% of his target annual bonus opportunity depending on our actual performance against the Net Sales Growth and Adjusted EBITDA Growth targets in 2023 as further described below.

2023 Bonus Performance Measures

In March 2023, the compensation committee, with input from management, approved Adjusted EBITDA as the performance measure applicable to Messrs. Karanikolas’s and Mente’s bonus opportunities, and Net Sales Growth and Adjusted EBITDA Growth as the performance measures under the 2023 Bonus Plan. The compensation committee selected these performance measures because they believed that they were appropriate drivers of profitable growth, which enhance stockholder value over the short- and long-term.

The 2023 Bonus Plan was to fund based on the extent of our achievement against the target level of each of the financial metrics as set forth below:

2023 Bonus Plan Performance Measure	Target Level (%)	Weighting (%)
Net Sales Growth	14.25	50
Adjusted EBITDA Growth	10.25	50

The Net Sales Growth goal funded with respect to that performance measure as follows:

Percentage Achievement of 2023 Net Sales Growth Goal*	Payment Percentage of Net Sales Growth Goal* (%)
6.75% or below	0
14.25%	100
21.75% or more	200

The Adjusted EBITDA Growth goal funded with respect to that performance measure as follows:

Percentage Achievement of 2023 Adjusted EBITDA Growth Goal*	Payment Percentage of Adjusted EBITDA Growth Goal* (%)
0.25% or below	0
10.25%	100
20.25% or more	200

* If Net Sales Growth and Adjusted EBITDA Growth achievement during 2023 is between the percentage levels identified above, then the payment percentage with respect to the applicable performance metric is calculated based on a linear interpolation between those levels (rounded to one decimal).

For purposes of the 2023 bonus opportunities of our named executive officers, the related financial performance measures had the following meanings:

Performance Measure	Meaning
Net Sales	The company’s annual net sales as determined in accordance with GAAP.
Net Sales Growth	((The Net Sales for the company’s 2023 fiscal year less the Net Sales for the company’s 2022 fiscal year) / the Net Sales for the company’s 2022 fiscal year) * 100%.
Adjusted EBITDA

A non-GAAP measure calculated as the company’s annual net income before other expense, net; (benefit) provision for income taxes; and depreciation and amortization; adjusted to exclude the effects of equity-based compensation expense and certain non-routine items.

Adjusted EBITDA Growth	((The Adjusted EBITDA for the company’s 2023 fiscal year less the Adjusted EBITDA for the company’s 2022 fiscal year) / the Adjusted EBITDA for the company’s 2022 fiscal year) * 100%.

2023 Bonus Decisions

In February 2024, the compensation committee reviewed our overall performance for 2023, including our performance against the performance measures established under the 2023 bonus opportunities of our named executive officers, and determined that we did not achieve the Adjusted EBITDA target for Messrs. Karanikolas’s and Mente’s bonus opportunities and that there was no funding of the 2023 Bonus Plan based on the following levels of achievement:

Performance Measure	Target Performance Level (%)	Actual Performance Level (%)	Weighted Payment Percentage (%)
Net Sales Growth	14.25	(3)	0
Adjusted EBITDA Growth	10.25	(52)	0

Accordingly, our named executive officers did not earn any of their PSUs for 2023.

Equity Compensation

We view equity compensation as a critical element of our executive compensation program. The realized value of these equity awards bears a direct relationship to our stock price and, therefore, these awards are an incentive for our named executive officers to create sustainable, long-term value for our stockholders. Equity awards also help us retain our executive officers in a highly competitive market.

Equity compensation for our named executive officers is granted primarily in the form of stock options to purchase shares of our Class A common stock, which typically vest in equal annual installments over five years. The grant size is determined by the compensation committee after considering the factors described above, including competitive market data, the individual executive’s past and expected future contributions to us, and the value of any outstanding vested and unvested equity awards held by each of our executive officers, including the equity awards and other long-term incentive compensation opportunities granted to each executive officer in prior years. The exercise price of stock options is equal to the fair market value of our Class A common stock on the grant date. The compensation committee approves the final grants.

In September 2023, our compensation committee, after considering the factors described above, approved the grant of the following stock options to Mr. Timmermans: (1) a time-based option with an option value of $400,000 and (2) a performance-based option with an option value of $800,000. The number of shares subject to each option was determined in a manner that results in such option having a grant date fair value (calculated in accordance with the Black-Scholes option valuation methodology) approximately equal to the option value indicated in the preceding sentence. The time-based option vests over five years, with 20% vesting on each of the first five anniversaries of the grant date, subject to Mr. Timmermans’ continued service with us. The performance-based option vests upon achievement of the Adjusted EBITDA targets (which are $100 million, $125 million, $150 million, and $175 million) in any four consecutive fiscal quarters after the grant date, with 25% of the option vesting upon achievement of each target, in each case subject to Mr. Timmermans’ continued service with us through the date the achievement of the goal is certified. For purposes of the performance-based option, Adjusted EBITDA has the same meaning as under our 2023 Bonus Plan.

Our compensation committee decided that Mr. Timmermans’ option grants should include the performance‑based option (rather than being entirely time-based options) in order to further enhance the link between his and our stockholders’ interests to more strongly promote long‑term stockholder value creation, since Mr. Timmermans can vest in (and benefit from) the performance‑based option only if our Adjusted EBITDA significantly increases and is sustained at a level sufficient to achieve the performance targets.

As discussed above, our co-chief executive officers have received their annual bonus opportunities in the form of PSUs, but they have not received any other equity compensation from us.

Benefits

Our named executive officers are eligible to receive the same employee benefits that are generally available to all our full-time employees, subject to the satisfaction of certain eligibility requirements. These health and welfare benefits include medical and dental benefits, life insurance benefits, short- and long-term disability insurance and paid time off.

In addition, we maintain a 401(k) retirement savings plan for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan permits us to make discretionary matching contributions of up to 50% of the first 12% of eligible compensation. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. Additionally, our named executive officers are permitted to participate in the same health and welfare plans as other U.S. employees, including medical, dental, and vision plans.

In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similarly situated companies.

Employment Arrangements; Post-Employment Compensation

We entered into employment agreements with Messrs. Karanikolas, Mente and Timmermans that do not have a specific term and provide for at-will employment. For a summary of the material terms and conditions of these employment arrangements, see the section titled “—Executive Employment Arrangements.”

Each of these employment agreements provides for change in control and severance payments and benefits upon certain qualifying termination events. We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executive officers. Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave our company under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

We do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

We believe that these arrangements are designed to align the interests of management and stockholders when considering the long-term future for our company. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing all corporate transaction activity that is in the best interests of stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition payments and benefits should serve the interests of both the executive and our investors.

All payments and benefits in the event of a change in control of the company are payable only if there is a subsequent loss of employment by an executive officer (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention power following a change in control and to avoid windfalls, both of which could occur if vesting accelerated automatically as a result of the transaction.

We do not use excise tax payments (or “gross-ups”) relating to a change in control of the company and have no such obligations in place with respect to any of our named executive officers.

For information regarding the change in control and severance agreements for the named executive officers, as well as an estimate of the potential payments and benefits payable under these agreements as of the end of 2023, see the sections titled “—Executive Employment Arrangements” and “—Potential Payments Upon Termination or Change in Control” below.

Other Compensation Information

Accounting Considerations

We take financial reporting implications into consideration in designing compensation plans and arrangements for the members of our executive team, other employees and members of our board of directors. These accounting considerations include ASC Topic 718, the standard which governs the accounting treatment of stock-based compensation awards.

Tax Considerations

We have not provided any of our named executive officers with a gross-up or other reimbursement for tax amounts the individual might pay pursuant to Code Sections 280G, 4999 or 409A. Code Sections 280G and 4999 provide that named executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of our company that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Code Section 409A also imposes significant taxes on the individual in the event that an executive officer, director or other service provider receives “deferred compensation” that does not meet the requirements of Code Section 409A.

Under Code Section 162(m), we are subject to limits on the deductibility of executive compensation. Deductible compensation is limited to $1 million per year for the chief executive officer and certain of our current and former highly compensated executive officers. While we cannot predict how the deductibility limit may impact our compensation program in future years, we intend to maintain an approach to executive compensation that strongly links pay to performance. In addition, although we have not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the board of directors and compensation committee may consider tax deductibility under Code Section 162(m) as a factor in its compensation decisions.

Hedging and Pledging Policies

As part of our insider trading policy, all employees, including executive officers, and members of our board of directors are prohibited from engaging in transactions in publicly traded or privately negotiated options, such as puts and calls, and other derivative securities (whether or not publicly traded) involving our securities. This prohibition applies to any hedging or similar transaction designed to decrease the risks associated with holding our securities. Stock options, stock appreciation rights and other securities issued pursuant to our benefit plans or other compensatory arrangements and broad-based index options, futures or baskets are not subject to this prohibition. Our insider trading policy also prohibits certain types of pledges of our securities by our employees, including executive officers, and members of our board of directors; specifically, holding our securities in margin accounts or pledging our securities as collateral for a loan.

Compensation Recovery Policy

In October 2023, we adopted a compensation recovery policy in accordance with the SEC and NYSE requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. This policy provides for the non-discretionary recovery of excess incentive-based compensation from current and former executive officers in the event of an accounting restatement, whether or not the executive officer was at fault for the restatement, in accordance with the SEC and NYSE requirements.

Compensation and Risk

We have undertaken a risk review of our employee compensation plans and arrangements in which our employees (including our executive officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten our value. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing the effect of the incentive nature of compensation, including the following:

•
ownership of a large percentage of our shares and equity-based awards by senior management; and
•
our practice of awarding long-term equity grants upon hire to our executives in order to directly tie the executive’s expectation of compensation to their contributions to the long-term value of the company.

Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive compensation programs, are not reasonably likely to have a material adverse effect on us.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully submitted by the members of the compensation committee of the board of directors:

Melanie Cox (Chairperson)

Jennifer Baxter Moser

Oana Ruxandra

Marc Stolzman*

*Mr. Stolzman is not standing for reelection at the annual meeting.

This compensation committee report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table provides information regarding the compensation earned by or paid to our named executive officers with respect to the years ended December 31, 2023, 2022 and 2021:

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total Compensation ($)
Mike Karanikolas Co-Chief Executive Officer	2023	451,236	499,978	—	—	29,402	980,616
	2022	451,236	499,959	—	—	32,883	984,078
	2021	451,236	—	—	—	21,358	472,594
Michael Mente Co-Chief Executive Officer	2023	451,236	499,978	—	—	9,393	960,607
	2022	451,236	499,959	—	—	9,769	960,964
	2021	451,236	—	—	—	4,120	455,356
Jesse Timmermans Chief Financial Officer	2023	487,335	199,997	1,199,997	—	29,402	1,916,731
	2022	561,313	199,992	2,000,159	—	30,525	2,791,989
	2021	440,879	199,998	499,963	200,000	21,358	1,362,198

(1) For Mr. Timmermans, the amount for 2022 represents salary and a cash payout of accrued and unused paid time off in the amount of $79,615.

(2) The amounts represent the aggregate grant date fair value of PSUs awarded to the named executive officer, calculated in accordance with ASC Topic 718. A description of the methodologies and assumptions we use to value restricted stock unit awards and the manner in which we recognize the related expense are described in Note 9, Equity-based Compensation in our consolidated financial statements for the year ended December 31, 2023, which are included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024. In Mr. Timmermans’ case, the amount listed in the table is less than the value of the award at the grant date assuming that the highest level of performance conditions are achieved, and such maximum value is $399,994.

(3) The amounts represent the aggregate grant date fair value of stock options awarded to the named executive officer, calculated in accordance with ASC Topic 718. A description of the methodologies and assumptions we use to value options awards and the manner in which we recognize the related expense are described in Note 9, Equity-based Compensation in our consolidated financial statements for the year ended December 31, 2023, which are included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024.

(4) The amounts represent bonuses earned and payable upon the achievement of corporate objectives, which were paid in the following year.

(5) The amounts represent the excess healthcare premium costs paid by us as compared to the healthcare premium costs we paid for the majority of our employee base for similar coverage.

Grants of Plan-Based Awards in Fiscal Year 2023

The following table presents information regarding grants of plan-based awards during 2023 to our named executive officers:

			Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2), (3)
Name	Grant Date	Compensation Committee Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mike Karanikolas	3/1/2023	3/1/2023	—	—	—	—	18,642	—	—	—	499,978
Michael Mente	3/1/2023	3/1/2023	—	—	—	—	18,642	—	—	—	499,978
Jesse Timmermans	3/1/2023	3/1/2023	—	—	—	—	7,457	14,914	—	—	199,997
	9/15/2023	9/15/2023	—	—	—	—	—	—	58,910	13.05	399,999
	9/15/2023	9/15/2023	—	—	—	—	117,820	—	—	13.05	799,998

(1) The amounts represent PSUs granted to our named executive officers in 2023. See the section titled “—Elements of Executive Pay and 2023 Compensation—Annual Bonuses.”

(2) For PSUs, the amounts represent the aggregate grant date fair value of PSUs awarded to the named executive officer, calculated in accordance with ASC Topic 718. A description of the methodologies and assumptions we use to value restricted stock unit awards and the manner in which we recognize the related expense are described in Note 9, Equity-based Compensation in our consolidated financial statements for the year ended December 31, 2023, which are included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024.

(3) For stock options, the amounts represent the aggregate grant date fair value of stock options awarded to the named executive officer, calculated in accordance with ASC Topic 718. A description of the methodologies and assumptions we use to value options awards and the manner in which we recognize the related expense are described in Note 9, Equity-based Compensation in our consolidated financial statements for the year ended December 31, 2023, which are included in our Annual Report on Form 10-K filed with the SEC on February 27, 2024.

Outstanding Equity Awards at December 31, 2023

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023:

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mike Karanikolas	—	—	—	—	—	—
Michael Mente	—	—	—	—	—	—
Jesse Timmermans	3/10/2017(1)	3,706	—	—	7.67	3/10/2027
	3/10/2017(1)	47,637	—	—	8.54	3/10/2027
	4/13/2020(2)	19,000	19,000	—	10.32	4/13/2030
	3/8/2021(2)	10,350	15,528	—	46.86	3/8/2031
	3/1/2022(2)	17,522	70,089	—	45.65	3/1/2032
	9/15/2023(2)	—	58,910	—	13.05	9/15/2033
	9/15/2023(3)	—	—	117,820	13.05	9/15/2033

(1) This option is fully vested.

(2) This option vests over five years, with 20% vesting on each of the first five anniversaries of the vesting commencement date of the option, and will also vest upon certain qualifying terminations as described in the section titled “—Executive Employment Arrangements.”

(3) This option vests upon achievement of certain Adjusted EBITDA targets as described in the section titled “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Pay and 2023 Compensation—Equity Compensation.”

Option Exercises and Stock Vested for Fiscal Year Ended December 31, 2023

The following table sets forth the number of shares of Class A common stock acquired during 2023 by our named executive officers upon the vesting of PSUs, and the value realized upon such vesting calculated by multiplying the number of shares shown in the table by the closing price of our Class A common stock on the date the PSUs vested.

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mike Karanikolas	—	—
Michael Mente	—	—
Jesse Timmermans	613	16,441

Executive Employment Arrangements

Mike Karanikolas

We entered into an employment agreement with Mr. Karanikolas, our co-chief executive officer, in September 2018. The employment agreement provides for the severance and change in control payments and benefits described below and supersedes any then-existing agreement or arrangement Mr. Karanikolas may have had with us, including any agreement that provided for severance and/or change in control payments or benefits. The employment agreement does not have a specific term and provides that Mr. Karanikolas is an at-will employee. As of December 31, 2023, Mr. Karanikolas’s annual base salary was $450,000 and his annual target bonus was $500,000.

If, within the period beginning three months before and ending six months after a change in control, Mr. Karanikolas’s employment is terminated by us other than for cause, death or disability or he resigns for “good reason” (as such terms are defined in his employment agreement), he will be entitled to the following payments and benefits:

•
a lump-sum payment equal to six months of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;
•
a taxable lump-sum payment equal to the aggregate cost of the premiums necessary to continue health insurance coverage for him and his eligible dependents under COBRA for six months (based on the COBRA premium rates in effect on the date of his termination), regardless of whether he or his eligible dependents elect continuation coverage under COBRA; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at the greater of actual performance measured as of the date of termination or 100% of target levels.

The receipt of the payments and benefits above is conditioned on Mr. Karanikolas timely signing and not revoking a release of claims, returning all documents and property belonging to us, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Mr. Karanikolas’s employment agreement or otherwise payable to Mr. Karanikolas would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Karanikolas’s employment agreement does not require us to provide any tax gross-up payments to him.

Michael Mente

We entered into an employment agreement with Mr. Mente, our co-chief executive officer, in September 2018. The employment agreement provides for the severance and change in control payments and benefits described below and supersedes any then-existing agreement or arrangement Mr. Mente may have had with us, including any agreement that provided for severance and/or change in control payments or benefits. The employment agreement does not have a specific term and provides that Mr. Mente is an at-will employee. As of December 31, 2023, Mr. Mente’s annual base salary was $450,000 and his annual target bonus was $500,000.

If, within the period beginning three months before and ending six months after a change in control, Mr. Mente’s employment is terminated by us other than for cause, death or disability or he resigns for “good reason” (as such terms are defined in his employment agreement), he will be entitled to the following payments and benefits:

•
a lump-sum payment equal to six months of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;
•
a taxable lump-sum payment equal to the aggregate cost of the premiums necessary to continue health insurance coverage for him and his eligible dependents under COBRA for six months (based on the COBRA premium rates in effect on the date of his termination), regardless of whether he or his eligible dependents elect continuation coverage under COBRA; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at the greater of actual performance measured as of the date of termination or 100% of target levels.

The receipt of the payments and benefits above is conditioned on Mr. Mente timely signing and not revoking a release of claims, returning all documents and property belonging to us, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Mr. Mente’s employment agreement or otherwise payable to Mr. Mente would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Mente’s employment agreement does not require us to provide any tax gross-up payments to him.

Jesse Timmermans

We entered into an employment agreement with Mr. Timmermans, our chief financial officer, in September 2018. The employment agreement provides for the severance and change in control payments and benefits described below and supersedes any then-existing agreement or arrangement Mr. Timmermans may have had with us, including any agreement that provided for severance and/or change in control payments or benefits. The employment agreement does not have a specific term and provides that Mr. Timmermans is an at-will employee. As of December 31, 2023, Mr. Timmermans’s annual base salary was $486,000 and his annual target bonus was $200,000.

If Mr. Timmermans is terminated by us without “cause” (as defined in his employment agreement) during a performance period and before any annual bonus is paid, he will receive a pro-rated portion (based on the number of days he was employed during the performance period) of the actual bonus he would have received based on the achievement of the relevant performance metrics had he been employed through the payment date.

If, within the period beginning three months before and ending six months after a change in control, Mr. Timmermans’s employment is terminated by us other than for cause, death or disability or he resigns for “good reason” (as such terms are defined in his employment agreement), he will be entitled to the following payments and benefits:

•
a lump-sum payment equal to six months of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;
•
a taxable lump-sum payment equal to the aggregate cost of the premiums necessary to continue health insurance coverage for him and his eligible dependents under COBRA for six months (based on the COBRA premium rates in effect on the date of his termination), regardless of whether he or his eligible dependents elect continuation coverage under COBRA; and
•
100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at the greater of actual performance measured as of the date of termination or 100% of target levels.

The receipt of the payments and benefits above is conditioned on Mr. Timmermans timely signing and not revoking a release of claims, returning all documents and property belonging to us, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Mr. Timmermans’s employment agreement or otherwise payable to Mr. Timmermans would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Timmermans’s employment agreement does not require us to provide any tax gross-up payments to him.

Potential Payments Upon Termination or Change in Control

As described in the section titled “—Executive Employment Arrangements,” our named executive officers are entitled to receive severance and change in control payments and benefits upon certain qualifying events. The tables below set forth the potential payments that would have been provided to each of our named executive officers under each of the circumstances specified below if he had terminated employment with us effective December 31, 2023. In the case of a termination of employment unrelated to a change in control, the estimated benefit amount of unvested PSUs was calculated by multiplying (1) the number of PSUs that would have been earned based on the actual level of achievement of the performance targets by (2) the closing price of our Class A common stock on December 29, 2023, which was $16.58. In the case of a termination of employment in connection with a change in control, the estimated benefit amount of unvested PSUs was calculated by multiplying (1) the number of PSUs that would have been earned assuming the achievement of 100% of the performance targets by (2) the closing price of our Class A common stock on December 29, 2023, which was $16.58. The estimated benefit amount of unvested stock options was calculated by multiplying the number of unvested stock options subject to acceleration by the difference between the exercise price of the option and the closing price of our Class A common stock on December 29, 2023, which was $16.58.

No Change in Control – Termination Without Cause

	Mike Karanikolas	Michael Mente	Jesse Timmermans
Bonus (PSUs) ($)	—	—	—(1)
Total ($)	—	—	—

(1) Based on the actual level of achievement of the relevant performance metrics, Mr. Timmermans did not earn any of the PSUs granted to him in 2023 (as his annual bonus opportunity under our 2023 Bonus Plan).

Change in Control – Termination Without Cause or Resignation for Good Reason

	Mike Karanikolas	Michael Mente	Jesse Timmermans
Base salary ($)	225,000	225,000	243,000
PSUs ($)	309,084	309,084	123,637
Stock options ($)	—	—	742,797(1)
Continued benefits ($)	15,060	8,561	15,122
Total ($)	549,144	542,645	1,124,556

(1) Represents the value of the accelerated vesting of options covering a total of 195,730 shares of our Class A common stock with an exercise price per share less than the closing price of our Class A common stock on December 29, 2023. Mr. Timmermans would also receive accelerated vesting of options covering a total of 85,617 shares of our Class A common stock, with respect to which no value has been included because the exercise price per share of such options exceeded such closing price.

Pay Versus Performance

In accordance with Item 402(v) of Regulation S-K under the Securities Act, we are providing the following information about the relationship between executive compensation actually paid and the company’s financial performance.

The following table sets forth information on compensation actually paid to our principal executive officer, or PEO, and (on average) to our other named executive officers during the specified years alongside total shareholder return, or TSR, and net income metrics, as well as a company-selected measure of Adjusted EBITDA.

					Value of initial fixed $100 Investment based on:
Year	Summary compensation table total for PEO ($)(1)	Compensation actually paid to PEO ($)(1),(2)	Average summary compensation table total for non-PEO named executive officers ($)(1)	Average compensation actually paid to non-PEO named executive officers ($)(1),(3),(4)	Total shareholder return ($)	Peer group total shareholder return ($)(5)	Net Income (in thousands $)	Adjusted EBITDA (in thousands $) (6)
2023	980,616	480,638	1,438,669	1,167,466	90.31	168.04	28,147	43,409
2022	984,078	484,119	1,876,477	(27,984)	121.24	138.26	58,697	90,234
2021	472,594	472,594	1,099,296	3,235,275	305.23	202.49	99,840	114,585
2020	473,079	473,079	704,474	1,946,194	169.77	141.63	56,790	69,257

(1) Named executive officers in the above compensation columns reflect the following:

Year	PEO	Non-PEO #1	Non-PEO #2	Non-PEO #3
2023	Mike Karanikolas	Michael Mente	Jesse Timmermans
2022	Mike Karanikolas	Michael Mente	Jesse Timmermans
2021	Mike Karanikolas	Michael Mente	Jesse Timmermans	David Pujades
2020	Mike Karanikolas	Michael Mente	Jesse Timmermans	David Pujades

(2) Compensation actually paid reflects the following adjustments to the summary compensation table total for the PEO:

Year	Summary compensation table total for PEO ($)	Minus grant date fair value of equity awards in summary compensation table ($)	Plus Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at FYE ($)	Adjust for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Plus Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equals Compensation Actually Paid ($)
2023	980,616	(499,978)	—	—	—	—	—	—	480,638
2022	984,078	(499,959)	—	—	—	—	—	—	484,119
2021	472,594	—	—	—	—	—	—	—	472,594
2020	473,079	—	—	—	—	—	—	—	473,079

(3) Compensation actually paid reflects the following adjustments to the average summary compensation table for the non-PEO named executive officers:

Year	Summary compensation table total for PEO ($)	Minus grant date fair value of equity awards in summary compensation table ($)	Plus Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at FYE ($)	Adjust for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Plus Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Plus Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Equals Compensation Actually Paid ($)
2023	1,438,669	(949,986)	835,049	(201,304)	—	45,038	—	—	1,167,466
2022	1,876,477	(1,350,055)	400,634	(663,574)	—	(291,465)	—	—	(27,984)
2021	1,099,296	(442,957)	654,941	1,115,528	—	808,467	—	—	3,235,275
2020	704,474	(146,040)	778,441	657,778	—	(48,459)	—	—	1,946,194

(4) Stock options were valued using a Black-Scholes value as of the applicable year-end or vesting date, determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life equal to the remaining life of the award in the case of underwater stock options and, in the case of in-the-money stock options, an expected life equal to the original ratio of the expected life relative to the ten-year contractual life multiplied by the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life and based on an expected dividend rate of 0%. For 2023, the expected volatility ranged from 46% to 49% and risk free rates ranged from 3.5% to 4.2%. For 2022, the expected volatility ranged from 45% to 49% and risk free rates ranged from 1.9% to 4.2%. For 2021, the expected volatility ranged from 39% to 50% and risk free rates ranged from 0.2% to 1.5%. For 2020, the expected volatility was 40% and risk free rates ranged from 0.2% to 1.5%.

(5) The peer group total shareholder return listed in this table is the total shareholder return of the S&P Retail Select Industry Index, which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2023.

(6) Adjusted EBITDA is a non-GAAP measure calculated as the company’s annual net income before other expense, net; (benefit) provision for income taxes; and depreciation and amortization; adjusted to exclude the effects of equity-based compensation expense and certain non-routine items.

The following list sets forth the most important measures used by us to link compensation actually paid to our named executive officers for 2023 to company performance:

2023 Most Important Measures (Unranked)
● Adjusted EBITDA;
● Adjusted EBITDA Growth; and
● Net Sales Growth.

The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between our total shareholder return and that of the S&P Retail Select Industry Index.

y Paid Versus Net Income

Compensation Actually Paid Versus Adjusted EBITDA

Pay Ratio Disclosure

In accordance with Item 402(u) of Regulation S-K under the Securities Act, we are providing the following information regarding the relationship of the annual total compensation of our median employee to the annual total compensation of Mr. Karanikolas, our co-chief executive officer and PEO.

For our last completed fiscal year, which ended December 31, 2023:

•
our median employee’s annual total compensation (excluding Mr. Karanikolas) was $37,581;
•
Mr. Karanikolas’s annual total compensation, as reported in the Summary Compensation Table, was $980,616; and
•
based on this information, the annual total compensation of Mr. Karanikolas was approximately 26 times that of our median employee.

Pay Ratio Methodology

As permitted by Item 402(u) of Regulation S-K under the Securities Act, for the pay ratio disclosure above, we used the same median employee that we had identified for purposes of the pay ratio disclosure in the proxy statement for our annual meeting held in 2023. During 2023, there were no material changes in our employee population or our employee compensation arrangements that we believe would significantly impact our pay ratio disclosure.

In determining our median employee for 2022, SEC rules allowed us to select a methodology for identifying our median employee in a manner that was most appropriate based on our size, organizational structure and compensation plans, policies and procedures.

We selected December 31, 2022 as the date on which to determine our median employee, which was a date within the last three months of our then-previous completed fiscal year. As of December 31, 2022, we had 1,384 employees, with 1,376 employees based in the United States and eight employees based in the United Kingdom. The pay ratio disclosure rules provide an exemption for companies to exclude non-U.S. employees from the median employee calculation if non-U.S. employees in a particular jurisdiction account for 5% or less of the company’s total number of employees. We applied this de minimis exemption when identifying the median employee.

After taking into account the de minimis exemption, 1,376 employees based in the United States were considered for identifying the median employee.

For purposes of identifying our median employee, we considered total compensation, which consisted of base pay, bonuses, commissions and equity-based compensation. Base pay, bonuses and commissions were determined based on amounts reported as W-2 income for 2022. Equity-based compensation was determined based on grant date fair value of equity awards granted during 2022. In addition, we measured compensation for purposes of determining the median employee using the fiscal year ended December 31, 2022 and annualized total compensation for full-time and part-time employees who were employed on December 31, 2022, but did not work for us for all of 2022. We did not annualize any compensation for any seasonal or temporary employee.

We combined all of the elements of the median employee’s compensation, resulting in annual total compensation of $37,581 for 2023.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Class of Common Stock	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	Class A	4,655,682(2)	$16.01	10,496,810(3)
	Class B	606,894(4)	$12.64	—
Equity compensation plans not approved by security holders	—	—	—	—
Total		5,262,576	$15.62	10,496,810

(1) The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our Class A common stock underlying restricted stock units, which have no exercise price.

(2) Includes our 2019 Plan.

(3) Includes 9,096,810 shares available for issuance under our 2019 Plan and 1,400,000 shares available for issuance under our 2019 Employee Stock Purchase Plan, or the ESPP. Our 2019 Plan provides that on January 1 of each fiscal year, the number of shares authorized for issuance under the 2019 Plan is automatically increased by a number equal to the least of (subject to adjustment upon changes in our capitalization as provided in the 2019 Plan) (a) 6,900,000 shares, (b) 5% of the outstanding shares of all classes of our common stock as of the last day of the immediately preceding fiscal year and (c) such number of shares determined by our board of directors. Pursuant to this provision, our board of directors determined not to increase the number of shares authorized for issuance under our 2019 Plan on January 1, 2024. The ESPP provides that on January 1 of each fiscal year, beginning with the fiscal year following the fiscal year in which the first offering period (if any) commences, the number of shares authorized for issuance under the ESPP is automatically increased by a number equal to the least of (a) 1,400,000 shares, (b) 1% of the outstanding shares of all classes of our common stock as of the last day of the immediately preceding fiscal year and (c) such number of shares determined by the board of directors or a committee designated by the board of directors. To date, no offering period or purchase period under our ESPP has begun.

(4) Includes our 2013 Equity Incentive Plan, or the 2013 Plan. The 2013 Plan was terminated as to the grant of future awards in connection with our initial public offering on June 6, 2019 and since then we have not granted any additional awards under the 2013 Plan. However, the 2013 Plan continues to govern the terms and conditions of the outstanding awards previously granted under the 2013 Plan.

CORPORATE RESPONSIBILITY HIGHLIGHTS

Our board of directors and management believe that operating our business responsibly benefits our many and diverse stakeholders and drives long-term value creation. We endeavor to conduct our business in ways that are principled, transparent and accountable to our stockholders and other stakeholders. We strive to focus our efforts where we can have the most positive impact on our business and society and we are committed to managing the risks and opportunities that arise from sustainability issues.

Our corporate responsibility initiatives and programs are led by a diverse team of executive officers and employees from throughout our organization that periodically reports to our board of directors. As our board of directors and corporate responsibility team continue to evaluate further initiatives, we have highlighted below a number of corporate responsibility initiatives we have already taken or are in the process of taking. More information can be found on our investor relations website at: https://investors.revolve.com/social-impact.

Environmental Initiatives

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Helping customers discover sustainable styles and brands. We include sustainability badges on our websites to help our customers discover and shop sustainable fashion. We recognize that many of our customers want to make more sustainable choices, so we have made the process more intuitive.
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Designing REVOLVE owned brand styles with more natural products. We recognize the importance of thoughtful sourcing decisions and that sustainability starts with design. Our REVOLVE owned brand design teams are increasingly seeking to offer more products that are sustainable and eco-conscious, without sacrificing quality or style. Examples include WellBeing + BeingWell, our sustainable activewear collection; anna nata, our responsibly-sourced line that uses certified fabrications with a focus on fibers derived from natural resources such as bark, wood or other plants; and our Tularosa Green collection from Tularosa.
•
Recycled poly bags for REVOLVE owned brands. Our REVOLVE owned brands use more eco-friendly poly bags made from recycled materials.
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Offering box free return options to reduce emissions. We have partnered with Happy Returns in the United States and additional partners overseas to reduce the impact of product returns. The box-free return model curtails the total distance traveled for return shipments and reduces the amount of cardboard required.
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Removed invoices and offer paperless returns. We have eliminated paper invoices from all domestic customer shipments, an initiative that saves millions of sheets of paper annually. Moreover, we continue to maintain a paperless return model that does not require customers to print a mailing label or fill out paper forms to process returns.
•
Recycling and reuse. Within our distribution centers, we have expanded our recycling initiatives in recent years. We strive to recycle all cardboard that comes into our fulfillment operations, including approximately 1,238 tons recycled in 2023 alone. We also reuse all pallets and partner with a waste management specialist firm to help us further minimize our waste.
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Packaging initiatives. Product packaging has a significant impact on the environment and we are taking steps to reduce our impact. We have introduced a shipping box design for our FWRD website that is highly eco-friendly. It is made from 50% recycled materials, primarily post-consumer waste.
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Investments in energy efficiency. In recent years, we have transitioned to using more energy friendly appliances in our facilities, including motion sensor lights and LED bulbs, which require significantly less energy than conventional bulbs. Many of our facilities also benefit from “daylight harvesting” near windows, leveraging sensors to automatically reduce electrical lighting when there is sufficient natural light outside. We have also begun to replace gas-powered forklifts in our distribution centers with electrical forklifts that generate significantly less carbon emissions.

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Environmentally friendly shipping options. We offer consumers environmentally friendly shipping options for those who are willing to forgo receiving their orders via express shipping. For product returns, we also continue to primarily utilize ground shipping, which results in significantly reduced emissions when compared to express shipping.

Social Initiatives

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Human capital initiatives. We have adopted a modern hybrid workplace environment that embraces flexibility for our employees while encouraging connection and community.
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Diversity and Inclusion Committee. Our diversity and inclusion committee, which includes several of the members of our management team, meets frequently to actively initiate and advance diversity and inclusion efforts within the REVOLVE community, including some of the ones highlighted below.
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Dedicated section of the REVOLVE website for Black-owned brands. We have a dedicated section of the REVOLVE website to highlight Black-owned brands and we have regularly highlighted individual Black-owned brands on the REVOLVE website and in our social channels.
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Significant increase in Black-owned brands. The number of Black-owned apparel brands on REVOLVE as of year-end 2023 had increased by more than 50% compared to year-end 2020.
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Expanded diversity across marketing channels. In 2023, approximately 47% of all female styles were photographed on women of color. Additionally, our increased focus on expanding diversity has led to significant expansion of ethnic diversity and body inclusivity across our global base of REVOLVE brand ambassadors.
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Successful efforts to expand size inclusivity of our offerings. We have made considerable progress expanding the size-inclusivity of our offerings, including the launch and promotion of Khloe Kardashian’s size inclusive brand, Good American, and our size-inclusive collaboration with content creator and curve model, Remi Bader.
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Resources to promote diversity in recruiting. We have deployed a technology tool to further advance our hiring diversity efforts. We have also expanded our partnerships with job listing platforms operated by third parties to further expand our reach into communities serving diverse candidates.
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Employee diversity. As of December 31, 2023, 75% of our employees were women and 88% were persons of color. Among our executive team, 55% were women and 69% were persons of color.
•
Code of Conduct for suppliers and vendors to promote fair and ethical operations. Our Code of Conduct for supplier and vendor partners is designed to promote principles of fair and ethical treatment of workers, compliance with all applicable local laws, rules and regulations, and transparency to allow for accountability and reasonable substantiation of compliance. We strive to ensure that our vendors pay fair wages, support freedom of association, prevent forced labor or child labor, prohibit unlawful discrimination and promote the health and safety of those that participate in our supply chain.
•
Charitable match program for employee donations. We have established a program to match employee financial donations to qualifying charities around the world, enabling employees to contribute to charities of their choice with a 1:1 contribution match up to $10,000 per year on behalf of REVOLVE.
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Wide-ranging support for local community organizations. Over the years, the REVOLVE employee community has supported many local organizations, including Toys for Tots, Step Up, the American Cancer Society and a mentorship program for local high school students interested in a fashion design career, just to name a few.
•
Plays a key leadership role in raising awareness for and providing financial support and product donations to Girls Inc., a non-profit organization inspiring girls to be strong, smart and bold through education and advocacy. REVOLVE was a platinum sponsor for the Girls Inc. fundraiser, LA Girls Rise, in 2022 and a gold sponsor for the 2023 LA Girls Rise event. Our chief brand officer, Raissa Gerona, hosted a Girls Inc. fundraiser for International Women’s Day in 2023, presented at a Girl’s Inc. women’s leadership event in 2022 and serves on the board of directors of Girls Inc.’s Los Angeles chapter to further elevate REVOLVE’s support for the organization’s advocacy efforts.

Governance Initiatives

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Gender diversity on our board of directors. 50% of our current board members are female.
•
Large equity ownership aligns management interests with stockholder interests. Our executive officers collectively own approximately 46% of our common stock, which we believe effectively aligns our interests with our stockholders’ interests. The total compensation packages of our co-founders and co-chief executive officers also rank at the low end among chief executive officers in our peer group, according to published governance reports.
•
Significant portion of executive compensation tied to specific performance targets. A significant portion of our executive compensation is tied to annual performance objectives approved by the compensation committee of the board of directors.
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Independent compensation consultant engaged by the compensation committee. Our compensation committee has periodically engaged an independent compensation consultant to ensure our executive compensation is fair and competitive, while balancing stockholder interests.
•
Regular engagement with stockholders on a broad range of business and governance topics. We engage with stockholders regarding business and governance topics on an ongoing basis and their feedback is regularly shared with the executive team and board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the beneficial ownership of our capital stock as of the close of business on April 12, 2024 by:

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each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our common stock;
•
each of our named executive officers;
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each of our directors; and
•
all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities identified in the table have sole voting power and sole investment power with respect to all shares shown that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 38,220,393 shares of our Class A common stock and 32,597,119 shares of our Class B common stock outstanding as of the close of business on April 12, 2024. We have deemed shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 12, 2024 or issuable pursuant to restricted stock units which are subject to vesting and settlement conditions expected to occur within 60 days of April 12, 2024 to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock unit for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each person or entity listed in the table is c/o Revolve Group, Inc., 12889 Moore Street, Cerritos, California 90703.

Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Percent of Total Voting Power†
	Number	Percentage	Number	Percentage
Greater than 5% Stockholders
MMMK Development, Inc.(1)	—	—	32,561,788	99.9	89.4
Kayne Anderson Rudnick Investment Management LLC(2)	6,851,754	17.9	—	—	1.9
FMR LLC(3)	5,933,489	15.5	—	—	1.6
William Blair Investment Management, LLC(4)	5,315,083	13.9	—	—	1.5
BlackRock, Inc.(5)	4,546,628	11.9	—	—	1.2
The Vanguard Group, Inc.(6)	3,917,401	10.3	—	—	1.1
Directors and Executive Officers
Mike Karanikolas(7)	123,000	*	32,561,788	99.9	89.4
Michael Mente(8)	73,000	*	32,597,119	100.0	89.5
Melanie Cox(9)	17,535	*	—	—	*
Jennifer Baxter Moser(10)	3,460	*	—	—	*
Oana Ruxandra(11)	10,823	*	—	—	*
Marc Stolzman(12)	14,411	*	—	—	*
Jesse Timmermans(13)	82,124	*	51,343	*	*
All directors and executive officers as a group (7 persons)(14)	324,353	*	32,648,462	100.0	89.4

* Less than 1%.

† Represents the voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. The Class A common stock and Class B common stock vote together on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or our certificate of incorporation.

(1) Consists of 32,561,788 shares of Class B common stock held of record by MMMK Development. Messrs. Karanikolas and Mente, our co-chief executive officers and directors, are the sole stockholders of MMMK Development and share voting and dispositive power over the shares held by MMMK Development.

(2) Based solely on the Schedule 13G/A filed with the SEC on February 13, 2024 by Kayne Anderson Rudnick Investment Management LLC, or Kayne, Virtus Investment Advisers, Inc., or Virtus Investments, and Virtus Equity Trust, on behalf of Virtus KAR Small Cap Growth Fund, or Virtus KAR. Kayne beneficially owns an aggregate of 6,851,754 shares of Class A common stock, which consists of (a) 1,485,992 shares as to which it has sole voting power, (b) 5,244,391 shares as to which it has shared voting power, (c) 1,607,363 shares as to which it has sole dispositive power and (d) 5,244,391 shares as to which it has shared dispositive power. Virtus Investments beneficially owns an aggregate of 5,244,391 shares of Class A common stock, which consists of (a) 5,244,391 shares as to which it has shared voting power and (b) 5,244,391 shares as to which it has shared dispositive power. Virtus KAR beneficially owns an aggregate of 4,095,701 shares of Class A common stock, which consists of (a) 4,095,701 shares as to which it has shared voting power and (b) 4,095,701 shares as to which it has shared dispositive power. The principal business address of Kayne is 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067; the principal business address of Virtus Investments is One Financial Plaza, Hartford, CT 06103; and the principal business address of Virtus KAR is 101 Munson Street, Greenfield, MA 01301.

(3) Based solely on the Schedule 13G/A filed with the SEC on February 9, 2024 by FMR LLC, or FMR, and Abigail P. Johnson. FMR beneficially owns an aggregate of 5,933,489 shares of Class A common stock, which consists of (a) 5,933,489 shares as to which it has sole voting power and (b) 5,933,489 shares as to which it has sole dispositive power. Ms. Johnson beneficially owns an aggregate of 5,933,489 shares of Class A common stock as to which she has sole dispositive power. Members of the Johnson family, including Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares of FMR will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, as amended, or the Investment Company Act, to form a controlling group with respect to FMR. The principal business address of FMR is 245 Summer Street, Boston, MA 02210.

(4) Based solely on a Schedule 13G/A filed with the SEC on February 12, 2024 by William Blair Investment Management, LLC, or William Blair. William Blair beneficially owns 5,315,083 shares of Class A common stock, which consists of (a) 4,709,914 shares as to which it has sole voting power and (b) 5,315,083 shares as to which it has sole dispositive power. The principal business address of William Blair is 150 North Riverside Plaza, Chicago, IL 60606.

(5) Based solely on a Schedule 13G/A filed with the SEC on January 24, 2024 by BlackRock Inc, or BlackRock. BlackRock beneficially owns 4,546,628 shares of Class A common stock, which consists of (a) 4,295,379 shares as to which it has sole voting power and (b) 4,546,628 shares as to which it has sole dispositive power. The principal business address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(6) Based solely on a Schedule 13G/A filed with the SEC on March 11, 2024 by the Vanguard Group Inc., or Vanguard. Vanguard beneficially owns 3,917,401 shares of Class A common stock, which consists of (a) 74,107 shares as to which it has shared voting power, (b) 3,806,574 shares as to which it has sole dispositive power and (c) 110,827 shares as to which it has shared dispositive power. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(7) Consists of (a) 123,000 shares of Class A common stock held of record by Mr. Karanikolas and (b) 32,561,788 shares of Class B common stock held of record by MMMK Development. See footnote (1) regarding Mr. Karanikolas’s relationship with MMMK Development.

(8) Consists of (a) 73,000 shares of Class A common stock held of record by Mr. Mente, (b) 35,331 shares of Class B common stock held of record by Mr. Mente and (c) 32,561,788 shares of Class B common stock held of record by MMMK Development. See footnote (1) regarding Mr. Mente’s relationship with MMMK Development.

(9) Consists of (a) 11,206 shares of Class A common stock and (b) 6,329 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days after April 12, 2024.

(10) Consists of 3,460 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days after April 12, 2024.

(11) Consists of (a) 4,494 shares of Class A common stock and (b) 6,329 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days after April 12, 2024.

(12) Consists of (a) 8,082 shares of Class A common stock and (b) 6,329 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days after April 12, 2024.

(13) Consists of (a) 3,054 shares of Class A common stock, (b) options to purchase 79,070 shares of Class A common stock that are exercisable within 60 days after April 12, 2024 and (c) options to purchase 51,343 shares of Class B common stock that are exercisable within 60 days after April 12, 2024.

(14) Consists of (a) 222,836 shares of Class A common stock, (b) 32,597,119 shares of Class B common stock, (c) options to purchase 79,070 shares of Class A common stock that are exercisable within 60 days after April 12, 2024, (d) options to purchase 51,343 shares of Class B common stock that are exercisable within 60 days after April 12, 2024 and (e) 22,447 shares of Class A common stock issuable upon the vesting of restricted stock units within 60 days after April 12, 2024.

RELATED PERSON TRANSACTIONS

There are no transactions or series of similar transactions since the beginning of our last fiscal year in which we have been or will be a participant, the amount involved exceeds $120,000 and any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the section of this proxy statement titled “Executive Compensation—Compensation Discussion and Analysis.”

Related Party Transaction Policy

We have adopted a formal, written policy that our executive officers, directors (including director nominees), holders of more than 5% of any class of our voting securities and any member of the immediate family of or any entities affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior approval or, in the case of pending or ongoing related party transactions, ratification of our audit committee. For purposes of our policy, a related party transaction is a transaction, arrangement or relationship where we were, are or will be involved and in which a related party had, has or will have a direct or indirect material interest.

Certain transactions with related parties, however, are excluded from the definition of a related party transaction, including, but not limited to:

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transactions involving the purchase or sale of products or services in the ordinary course of business, not exceeding $120,000;
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transactions where a related party’s interest derives solely from his or her service as a director of another entity that is a party to the transaction;
•
transactions where a related party’s interest derives solely from his or her ownership of less than 10% of the equity interest in another entity that is a party to the transaction; and
•
transactions where a related party’s interest derives solely from his or her ownership of a class of our equity securities and all holders of that class received the same benefit on a pro rata basis.

No member of the audit committee may participate in any review, consideration or approval of any related party transaction where such member or any of his or her immediate family members is the related party, other than for purposes of providing all material information concerning the transaction to the audit committee. In approving or rejecting the proposed agreement, our audit committee shall consider the relevant facts and circumstances available and deemed relevant by the audit committee, including, but not limited to:

•
the benefits and perceived benefits to us;
•
the materiality and character of the related party’s direct and indirect interest;
•
the availability of other sources for comparable products or services;
•
the terms of the transaction; and
•
the terms available to unrelated third parties under the same or similar circumstances.

In reviewing proposed related party transactions, the audit committee will only approve or ratify related party transactions that are in, or not inconsistent with, the best interests of us and our stockholders. The audit committee will update the board of directors with respect to any related party transactions as part of its regular updates to the board of directors.

The transactions described below were consummated prior to our adoption of the formal, written policy described above, and therefore the foregoing policies and procedures were not followed with respect to the transactions. However, we believe that the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Registration Rights Agreement

In connection with our initial public offering, we entered into a registration rights agreement with certain of our stockholders, including MMMK Development and Michael Mente, our co-chief executive officer. As of April 12, 2024, the holders of all of our outstanding shares of Class B common stock or their permitted transferees are entitled to rights with respect to the registration of their shares under the Securities Act. The registration rights agreement provides these stockholders the right, subject to certain conditions, to require us to file registration statements for the public resale of the shares of Class A common stock issuable upon conversion of their shares of Class B common stock, or to include such shares in registration statements that we may file.

Indemnification Agreements

As permitted by the DGCL, we have entered into indemnification agreements with each of our current directors, officers and some employees. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of us, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of us or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

Other Transactions

We have entered into employment and other agreements with certain of our executive officers that, among other things, provide for certain severance or change in control benefits. For a description of agreements with our named executive officers, see the section of this proxy statement titled “Executive Compensation—Compensation Discussion and Analysis—Executive Employment Arrangements.”

OTHER MATTERS

Stockholder Proposals or Director Nominations for 2025 Annual Meeting

If a stockholder would like us to consider including a proposal in our proxy statement for our 2025 annual meeting pursuant to Rule 14a‑8 of the Exchange Act, then the proposal must be received by our corporate secretary at our principal executive offices on or before December 27, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a‑8 regarding the inclusion of stockholder proposals in our proxy materials. Proposals should be addressed to:

Revolve Group, Inc.

Attention: Corporate Secretary

12889 Moore Street

Cerritos, California 90703

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2025 annual meeting, the stockholder must provide timely written notice to our corporate secretary, at our principal executive offices, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our bylaws. To be timely, a stockholder’s written notice must be received by our corporate secretary at our principal executive offices:

•
no earlier than 8:00 a.m., Pacific Time, on February 7, 2025, and
•
no later than 5:00 p.m., Pacific Time, on March 9, 2025.

If the date of the 2025 annual meeting is changed by more than 25 days from the one-year anniversary of the date of this year’s annual meeting, then such written notice must be received by our corporate secretary at our principal executive offices no earlier than 8:00 a.m., Pacific Time, on the 120th day prior to such annual meeting and no later than 5:00 p.m., Pacific Time, on the later of the following two dates:

•
the 90th day prior to such annual meeting; and
•
if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such annual meeting is first made by the company.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, then we are not required to present the proposal for a vote at such annual meeting. In addition, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

2023 Annual Report

Our financial statements for our fiscal year ended December 31, 2023 are included in our annual report, which we will make available to stockholders at the same time as this proxy statement. Our proxy materials and our annual report are posted on our website at https://investors.revolve.com/financials/sec-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Revolve Group, Inc., Attention: Investor Relations, 12889 Moore Street, Cerritos, California 90703.

Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the annual meeting. If any additional matters are properly presented at the annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the annual meeting, regardless of the number of shares that you hold. You are therefore urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Cerritos, California

April 26, 2024

REVOLVE

PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Scan QR for digital voting

Revolve Group, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 12, 2024

Friday, June 7, 2024 11:00 AM, Pacific Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RVLV for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:00 AM, Pacific Time, June 7, 2024.

Internet:
www.proxypush.com/RVLV
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-390-6279
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
Go to **www.proxydocs.com/RVLV** to register to attend and participate in the annual meeting virtually and cast your vote during the meeting.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Jodi Lumsdaine Chapin and Jesse Timmermans (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Revolve Group, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

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REVOLVE

Revolve Group, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

PROPOSAL		YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	1.01 Michael Karanikolas	☐	☐		FOR
	1.02 Michael Mente	☐	☐		FOR
	1.03 Melanie Cox	☐	☐		FOR
	1.04 Jennifer Baxter Moser	☐	☐		FOR
	1.05 Oana Ruxandra	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.	☐	☐	☐	FOR
3.	The approval, on a non-binding advisory basis, of the compensation of our named executive officers.	☐	☐	☐	FOR
4.	The approval of an amendment to our certificate of incorporation to limit the liability of certain officers of the company in specific circumstances as permitted by Delaware law.	☐	☐	☐	FOR

NOTE: In their discretion, each proxy may also vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________________ Date

Signature (if held jointly) ____________________ Date

www.proxypus

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